================================================================================
                               John Hancock Funds
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                                Institutional
                                Series Trust

                          DIVIDEND PERFORMERS FUND
                          ACTIVE BOND FUND
                          GLOBAL BOND FUND
                          MULTI-SECTOR GROWTH FUND
                          FUNDAMENTAL VALUE FUND
                          INTERNATIONAL EQUITY FUND
                          SMALL CAPITALIZATION EQUITY FUND

                               SEMI-ANNUAL REPORT

                                 August 31, 1996

================================================================================
                               Table of Contents
                John Hancock Funds - Institutional Series Trust

                                                                            Page

1) Chairman's Message.......................................................   3

2) Portfolio Manager Commentary

     This commentary reflects the views of the portfolio manager or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

     John Hancock Dividend Performers Fund .................................   4
     John Hancock Active Bond Fund .........................................   8
     John Hancock Global Bond Fund..........................................  12
     John Hancock Multi-Sector Growth Fund..................................  16
     John Hancock Fundamental Value Fund....................................  20
     John Hancock International Equity Fund.................................  24
     John Hancock Small Capitalization Equity Fund..........................  28

3) Financial Statements.....................................................  32

4) Notes To Financial Statements............................................  65

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               THOMAS W.L. CAMERON
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                          * Members of Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.,
                      Chairman and Chief Executive Officer
                      ROBERT G. FREEDMAN, VICE CHAIRMAN AND
                            CHIEF INVESTMENT OFFICER
                           ANNE C. HODSDON, PRESIDENT
                                JAMES B. LITTLE,
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                SUSAN S. NEWTON,
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI,
                          VICE PRESIDENT AND TREASURER
                               THOMAS H. CONNORS,
                  SECOND VICE PRESIDENT AND COMPLIANCE OFFICER

                                   CUSTODIANS
                                Global Bond Fund
                            International Equity Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                                BOSTON, MA 02110
                            Dividend Performers Fund
                                Active Bond Fund
                            Multi-Sector Growth Fund
                             Fundamental Value Fund
                        Small Capitalization Equity Fund
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                                BOSTON, MA 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9277
                              BOSTON, MA 02205-9277

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                             SUB-INVESTMENT ADVISER
                            Dividend Performers Fund
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              1235 WESTLAKES DRIVE
                                BERWYN, PA 19312
                             Fundamental Value Fund
                           NM CAPITAL MANAGEMENT, INC.
                        6501 AMERICAS PARKWAY, SUITE 950
                           ALBUQUERQUE, NM 87110-5372
                            International Equity Fund
                    JOHN HANCOCK ADVISERS INTERNATIONAL LTD.
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X 3RA

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                                BOSTON, MA 02109

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                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since February, much of the economic news has been good. Employment levels are at their highest in years. Real wages may have started growing again after a long stagnant stretch. And a fair share of Corporate America logged second-quarter earnings that have exceeded expectations, despite some glaring, headline-making exceptions in the technology world. So why has the bond market soured this year and the stock market been on a roller coaster. Isn't good economic news good?

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     What keeps the market interesting is that the answer is not straightforward. While a healthy economy helps corporate profits grow, an economy growing too fast, or the fear that it's heating up, sends interest rates up out of fear that rising wages and higher prices could spark inflation. That could prompt the Federal Reserve, which views inflation as public enemy number one, to slow the economy down. And the typical way to do that is to raise short-term interest rates. For bonds, higher interest rates mean lower bond prices, since the two move in opposite directions. What's more, inflation erodes the value of a bondholder's fixed-income stream. For stocks, higher interest rates mean higher borrowing costs, which cut into profits.

     Those are just a couple of the more textbook explanations. But there's another element driving the market and it's far less tangible or objective. It has to do with perception rather than reality. By taking the market on a series of dizzying ups and downs lately, investors are signaling uncertainties and fears, more than anything else. Since the financial markets look forward, investors seem to be saying that they are concerned about a number of things -- inflation, the direction of interest rates, the upcoming election and the possibility that markets have advanced too far without a pullback.

     So what should investors take away from it all? Probably the same thing you've heard before -- that although the markets don't move up in a straight line, they have historically rewarded patient, long-term investors. Short-term turmoil is better as a topic of dinner party conversation, rather than a call to action.

Sincerely,

/s/ Edward J. Boudreau, Jr.

          EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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          BY JOHN F. SNYDER III AND BARRY EVANS, CO-PORTFOLIO MANAGERS

                                  John Hancock
                            Dividend Performers Fund

            Fund steers steady course through stock market turbulence

"...changing economic winds
rocked many sectors."

The stock market has continued its climb, but the going hasn't been easy. During the spring and summer, changing economic winds rocked many sectors. In addition, a growing number of companies reported that earnings would fall short of estimates. By late July, the broad market -- as measured by the Standard & Poor's 500-Stock Index -- had tumbled 7.6% from its mid-May high. Despite these challenges, the S&P 500 had a positive return of 2.96% for the six months ended August 31, 1996. By comparison, John Hancock Dividend Performers Fund posted a total return of 4.05% at net asset value for the same period. This beat the average growth and income fund's 3.13% total return, according to Lipper Analytical Services.

     The secret to our success was simple. We continued to focus on high-quality, stable growth stocks with a history of increasing dividends every year for at least 10 years. In a volatile market, these steady performers fared well. Fortunately, some of our biggest gains came from the Fund's largest investments. Plus, we avoided the market's potholes -- those stocks that suffered from earnings disappointments.

Winners and losers

General Electric gave a sizable boost to performance, as earnings grew faster than expected. GE is a global company that dominates its markets. It also benefits from able management and tremendous cash flow. Similarly, Johnson & Johnson beat the market nicely, thanks to its geographic diversification and skilled management. The company's broad product line and unique acquisition program also helped. American Home Products, another pharmaceuticals company with some interesting new products, did quite well too. Finally, the stock of NationsBank made significant gains, as the

[A 2 1/4" x 3 1/4" photo of the Fund management team at bottom right. Caption reads: "The Dividend Performers management team: (l-r) Anne McDermott, John Snyder, Barry Evans, Jere Estes."]

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================================================================================
  John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

--------------------------------------------------------------------------------

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 1%, with 5% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 4.05% total return for John Hancock Dividend Performers Fund. The second represents the 2.96% total return for the S&P 500-stock Index. The third represents the 3.13% total return for the average growth and income fund. A footnote below states:
"The total return for John Hancock Dividend Performers Fund is at net asset value with all dividends reinvested. The average growth and income fund is tracked by Lipper Analytical Services. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See following two pages for historical performance information."]

--------------------------------------------------------------------------------

company continued to grow business, control costs, and buy back stock.

     Of course, there were also some disappointments. The stock of AMP, the world's largest maker of electrical connectors, faltered as weak economies in Japan and Europe hurt its overseas business. A strong dollar -- which made foreign-denominated earnings worth less when converted back into dollars -- and the company's investment in new plants worldwide also temporarily dampened profits. The stock of Electronic Data Systems (EDS) also stalled, despite terrific potential in the outsourcing business. As prices softened, we added to our stakes in both stocks and pared back on investments with less growth potential like PepsiCo.

What we're looking for

In our search for companies that can reliably grow earnings, we've focused on several investment themes. To start, we try to own the "haves" rather than the "have-nots." These are the companies with dominant market share, usually the number one or two players in a particular industry. Especially in very fragmented industries with lots of players, companies like these usually have an edge because they can provide products at much cheaper prices.

     We also like companies like Emerson Electric with a strong hold in the global marketplace. Some of the greatest growth opportunities are in developing markets outside the United States. Finally, we think there's a big market for companies that can supply outsourcing services. In a very competitive marketplace, outsourcing firms give companies an edge by helping to lower costs and improve productivity.

Stock selection is critical
in choppier waters.

Outlook

We're optimistic that stocks will continue to do well, as long as inflation remains low and economic growth moderate. However, we're also realistic. In recent years, the market has enjoyed unusually high returns. But many of the tailwinds propelling these gains are gone, or in jeopardy, including lower inflation and a steep drop in interest rates. Long term, returns will probably be more in line with the historical averages of about 10%. Moreover, market volatility and earnings disappointments will most likely increase, making stock selection critical.

     Dividend Performers is well-positioned with dominant companies that are less likely to suffer from earnings disappointments. As market volatility increases, these companies typically become more attractive -- and investors are willing to pay more for them.

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--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total returns and the average annual total return for the John Hancock Dividend Performers Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                          ONE        LIFE OF
                                                          YEAR         FUND
                                                          ----         ----
John Hancock Dividend Performers Fund                    25.16%      29.83%(1)

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                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                           ONE        LIFE OF
                                                           YEAR        FUND
                                                           ----        ----

John Hancock Dividend Performers Fund                    25.16%(2)   23.23%(1)


                              Notes to Performance

(1) Commenced on March 30, 1995.

(2) The Advisor has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. Without the limitation of expenses, the average annualized total return for the one-year period would have been 23.84%.

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--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Dividend Performers Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

[Line chart with the heading Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's Stock 500 Index and is equal to $336,747 as of August 31, 1996. The second line represents the value of the hypothetical $250,000 investment made in the Dividend Performers Fund on March 30, 1995 and is equal to $319,410 as of August 31, 1996.]

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                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                Active Bond Fund

               Interest rates rise as economic activity increases;
                        inflationary pressures only mild

"The Fund's growing stake in corporate
bonds...contributed positively..."

The past six months brought an increase in economic activity, contributing to upward pressure on interest rates. The period began with a jolt to the bond market, in the form of the February employment report. Released in early March, it showed that the economy was generating new jobs at a rate about four times greater than most analysts' expectations. Bond prices immediately fell and have yet to recover. In the months that followed, it became increasingly clear that the economy was indeed growing at an accelerated pace. During the second quarter of 1996, for example, it expanded at an annual rate of almost 5%, compared to about 2% during the first quarter. Nevertheless, inflationary pressures were mild during the period, and the Federal Reserve chose not to raise short-term interest rates.

     The upshot was a flat period for most bond investors, including shareholders of John Hancock Active Bond Fund. The Fund's total return for the six months ended August 31, 1996 was 0.41% at net asset value, compared to a -0.64% total return for the average corporate debt A-rated fund, according to Lipper Analytical Services. As further comparison, the Lehman
Government/Corporate Index returned -1.88% for the same period.

Strategy and sector review

The reason the Fund was able to outperform its peer group is that we took a more conservative approach than many of our competitors. The Fund had a shorter than average duration -- just over four years for most of the period, compared to well over five years for many of our peers. Duration measures how much a bond's price will

[A 2 1/2" x 3 1/4" photo of the Fund management team at bottom right. Caption reads: "James Ho (center) and Fund management team members Ben Matthews (l) and Seth Robbins (r)".]

================================================================================
      John Hancock Funds - Institutional Series Trust -- Active Bond Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 1%, with 2% at the top and -2% at the bottom. Within the chart there are three solid bars. The first represents the 0.41% total return for the John Hancock Active Bond Fund. The second represents the -1.88% for the Lehman Government/Corporate Index. The third represents the -0.64% total return for the average corporate debt A-rated fund. A footnote below states "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper Analytical Services. The Lehman Brothers Government/Corporate Bond Index is a broad index composed of investment-grade corporate and government bonds. See following two pages for historical performance information."]
--------------------------------------------------------------------------------

vary in response to changes in interest rates. When rates are rising and bond prices are falling, it pays to have a shorter duration. The Fund's growing stake in corporate bonds also contributed positively to performance.

     Corporate bonds as a percentage of the Fund's net assets rose from about 35% at the beginning of the period to about 40% at the end of August. As the Fund accumulates assets and our investment options grow, we expect to continue adding corporate bonds until we reach our goal of having about 70% of the Fund's net assets in corporates and 30% in government securities. One corporate sector that has performed well is the media and cable group, which lately has undergone a spate of mergers and acquisitions. Top holdings include Time Warner, TCI and Viacom. Other large holdings include cyclical companies that have benefited from the uptick in the economy, such as Repap New Brunswick, a Canadian paper company; and electric utilities such as Long Island Lighting Company, Cleveland Electric and Consumers Power. Our focus in the utilities industry has been on lower-rated, higher yielding credits issued by companies that stand to benefit the most from deregulation.

     High-yield bonds -- those with credit ratings of BB or lower -- made up about 15% of the Fund's net assets at the end of the period. Their higher yields make them a useful addition to the Fund, which is otherwise dominated by higher-rated, lower-yielding credits. Our "Yankee" bonds -- foreign bonds issued in the United States in U.S. dollar-denominated securities -- totaled about 13% of the Fund's net assets.

"...it seems unlikely that interest rates will fall in the near future..."

Outlook

The bond market outlook for the next several months is fairly difficult to discern. As interest rates have risen, we've kept the Fund's average duration shorter than its peers, although we slightly extended duration to about 4.8 years by the end of August. We feel comfortable doing that at this point because, given recent economic data, we don't expect the Fed to raise interest rates in the very near term. Eventually, however, if the economy continues to expand and inflationary pressures build, the Fed will likely move rates up. As that day nears -- and it could come before the end of the calendar year -- we'd want to shorten the Fund's duration and prepare for the next buying opportunity. In any case, it seems highly unlikely that interest rates will fall in the near future.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total returns and the average annual total return for the John Hancock Active Bond Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----
John Hancock Active Bond Fund                              7.11%      8.36%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----

John Hancock Active Bond Fund                              7.11%(2)   6.64%(1)

--------------------------------------------------------------------------------
                                      YIELD
--------------------------------------------------------------------------------

As of August 31, 1996

                                                                 SEC 30-DAY
                                                                   YIELD
                                                                   -----
John Hancock Active Bond Fund                                      6.84%


                              Notes to Performance

(1)  Commenced on March 30, 1995.

(2) The Advisor has agreed to limit the Fund's expenses to 0.60% of the Fund's average daily net assets. Without the limitation of expenses, the average annualized total return for the one-year period would have been (1.17%).

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Active Bond Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Lehman Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

[Line chart with the heading Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Government/Corporate Bond Index and is equal to $278,558 as of August 31, 1996. The second line represents the value of the hypothetical $250,000 investment made in the Active Bond Fund on March 30, 1995 is equal to $271,175 as of August 31, 1996.]

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                  BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND
                      JANET L. CLAY, CO-PORTFOLIO MANAGERS

                                  John Hancock
                                Global Bond Fund

              Stronger U.S. economy undermines bonds; impact felt
                        throughout industrialized world

"...we kept about 45% of the
Fund's net assets in Europe..."

The Fund's six month period started with the government releasing its monthly employment report for February. It showed job creation proceeding at a rate well above most analysts' expectations. The news raised fears of inflation and sent interest rates sharply higher, both in the United States and in Europe. After the initial shock, bond prices settled into a fairly narrow range, trading up or down as market participants responded to the latest economic indicators. The upshot was a lackluster period for bond markets in the world's developed economies. Emerging market bonds, by contrast, performed very well. The Salomon Brothers Brady Bond Index -- which tracks emerging market bonds -- rose 16.2% during the period. Meanwhile, the JP Morgan Global Government Index -- which tracks high-grade government bonds -- rose only 2.88%.

     John Hancock Global Bond Fund had less exposure to emerging market bonds -- about 13% at the end of the reporting period -- than many of its competitors did, and the Fund's comparative performance suffered as a result. During the six months that ended August 31, 1996, the Fund had a total return of 2.18% at net asset value, compared to 4.60% for the average general world income fund, according to Lipper Analytical Services. Our below-average stake in emerging markets was not a strategic choice but an unavoidable consequence of the fact that the Fund is new and has a small asset base (many emerging market securities are available only in large lots). As assets accumulate, we hope to participate more actively in emerging markets.

[A 2" x 3" photo of the Global Bond management team at bottom right. Caption reads: "The Global Bond management team: (l-r) Tony Goodchild, Janet Clay, Larry Daly".]

================================================================================
      John Hancock Funds - Institutional Series Trust -- Global Bond Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 1%, with 5% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 2.18% total return for the John Hancock Global Bond Fund. The second represents the 2.88% total return for the JP Morgan Global Government Index. The third represents the 4.60% total return for the average general world income fund. A footnote below states "The total return for John Hancock Global Fund is at net asset value with all distributions reinvested. The average general world income fund is tracked by Lipper Analytical Services. The JP Morgan Global Government Index is a broad-based index composed of government bonds issued in 13 countries in Europe, Asia, and North America. See following two pages for historical performance information."]
--------------------------------------------------------------------------------

Strategy recap

Throughout the period, we kept about 45% of the Fund's net assets in Europe, including about 13% in Germany. Basically, our strategy in Europe has been to overweight countries on the periphery -- such as Spain, Sweden and Italy -- while underweighting the core. As Europe prepares to adopt a common currency in 1997, countries outside the economic mainstream will have to adopt more prudent fiscal and monetary policies. To the extent that that strategy relieves upward pressure on interest rates in those countries, the Fund stands to benefit.

     U.S. Treasury notes made up 35% of the Fund's net assets at the end of August, up slightly compared to six months ago. The Fund's 7% stake in Canadian bonds was reduced to a 2% stake as the yield advantage of Canadian bonds over their U.S. counterparts narrowed. Additions to the portfolio included Argentinean and Mexican global bonds; global bonds are denominated in U.S. dollars. While the Fund had no exposure to Japanese bonds during the period, it did maintain a 15% direct stake in the yen. The Fund profited when the yen rebounded versus the U.S. dollar in July. We see the potential for further currency gains in the months ahead and will likely maintain our exposure to the yen.

"...some sort of rate increase before
year end now seems likely."

Outlook

The U.S. economy has shown above average growth during the past six months. As long as that trend continues -- and the key variables in our mind are job growth and wage pressures -- pressure on the Federal Reserve to raise interest rates will build. While it may not happen until after the U.S. presidential election, some sort of rate increase before year end now seems likely. That should make for some volatility in the months ahead. Accordingly, we've taken steps to adopt a more conservative stance. We've done this by lowering the Fund's average duration to less than 4.5 years. Duration is an indicator of how much a bond's price will vary in response to changes in interest rates. The Fund's current average duration could be described as slightly defensive.

--------------------------------------------------------------------------------
International investing involves special risks, such as currency and political risks and differences in accounting standards and financial reporting.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total returns and the average annual total returns for the John Hancock Global Bond Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----
John Hancock Global Bond Fund                              4.27%      5.12%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1996
                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----

John Hancock Global Bond Fund                              4.27%(2)   4.25%(1)

--------------------------------------------------------------------------------
                                      YIELD
--------------------------------------------------------------------------------

As of August 31, 1996

                                                                 SEC 30-DAY
                                                                   YIELD
                                                                   -----
John Hancock Global Bond Fund                                      6.28%


                              Notes to Performance

(1)  Commenced on April 19, 1995.

(2) The Advisor has agreed to limit the Fund's expenses to 0.85% of the Fund's average daily net assets. Without the limitation of expenses, the average annualized total return for the one-year period would have been (63.97%).

================================================================================
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
================================================================================

The chart on the right shows how much a $250,000 investment in the John Hancock Global Bond Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the J. P. Morgan Global Government Index -- an unmanaged market capitalization-weighted index consisting of the government bond markets of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the United Kingdom and the United States. All issues have a remaining maturity of at least one year and are rebalanced monthly.

[Line chart with the heading Global Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the J.P. Morgan Global Government Index and is equal to $274,184 as of August 31, 1996. The second line represents the value of the hypothetical $250,000 investment made in the Global Bond Fund on April 19, 1995 and is equal to $266,656 as of August 31, 1996.]

================================================================================
                      BY KEVIN R. BAKER, PORTFOLIO MANAGER

                                  John Hancock
                            Multi-Sector Growth Fund

                 Sector selection key as Fund outperforms peers

"...the Fund moved out of the media
and health-care sectors..."

Looking back on the past six months, the Fund's strong performance was driven both by what the Fund owned and what it didn't own. During this period, the Fund moved out of the media and health-care sectors -- avoiding the sell-off in HMOs -- and established positions in leisure and entertainment as well as aerospace and defense. The Fund also continued to maintain positions in the oil and gas, precious metals and technology sectors. We've also established a position in selected financial sector stocks. The Fund's results have been gratifying. For the six months ended August 31, 1996, the Fund returned 9.35% at net asset value. For the same period, the Russell Midcap Growth Index gained 2.51%. For another comparison, the average capital appreciation Fund returned 2.74% according to Lipper Analytical Services.

Still bullish on oil and gas

More than 40% percent of the Fund's net assets continue to be invested in energy stocks, particularly oil and gas. It's worth noting here that in general oil and gas stocks trade somewhat independently of the overall market and the Fund's heavy weighting in them insulated it from the volatility in the market during the past six months. We made very few changes to the top holdings in this sector but have emphasized exploration and production companies over drillers. We continue to be attracted to the fundamental operating environment for these companies and believe further upward earnings revisions are likely as prices for oil and gas increased during the period. We also reduced holdings and took profits in drillers such as Falcon Drilling and Sonat Offshore Drilling.

Sectors

We shifted the Fund's concentration in technology and precious metals stock, increasing the

[A 2" x 3" photo of the Fund management team at bottom right. Caption reads:
"Kevin Baker (seated) and Fund management team members Ben Hock (l) and James Boyd (r)".]

================================================================================
  John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 2% with 10% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 9.35% total return for the John Hancock Multi-Sector Growth Fund. The second represents the 2.51% total return for the Russell Midcap Growth Index with a greater than average growth orientation. The third represents the 2.74% total return for the average capital appreciation fund. A footnote below states "The total return for John Hancock Multi-Sector Growth Fund is at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services(1). The Russell Midcap Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater than average growth orientation. See following two pages for historical performance information."]
--------------------------------------------------------------------------------

high-tech position and nearly halving our metals stake. While many technology stocks endured a bumpy six months, the Fund more than held its own with respect to its technology-related investments. We avoided semiconductor manufacturers and other stocks that were clobbered during the period and instead did well with companies that are adding value to the infrastructure of the Internet and Intranet. We added to our position in Sun Microsystems and made selective investments in others such as Cisco Systems and Comverse Technology. After a stellar performance during the first three months of the year, precious metals stocks added little to the Fund's performance during the past six months with the notable exception of Bema Gold. Bema's recent discovery in Chile propelled the stock higher.

     With the sale of the Fund's health-care and media stocks, we decided to take positions in the leisure and entertainment sector. On the heels of the current bull market, affluent consumers have been spending in fairly lavish ways. As a result, we have invested in companies that are the beneficiaries of higher-end spending, such as Callaway Golf and Lewis Galoob Toys. Leisure stocks now account for about 8% of the Fund's investments. We've also begun focusing on aerospace and defense stocks. The large aerospace companies are at the beginning of what should prove to be a five year-trend of increasing orders for commercial aircraft. The stocks that we own, such as Rohr and Precision Castparts, supply manufacturers such as Boeing and Pratt & Whitney. These are lean companies with lots of pricing power in the market. Further, the Fund owns titanium producers such as Titanium Metals and RMI Titanium. These companies are experiencing both explosive growth in orders and an increasing level of pricing for their products.

"...we will watch interest
rates very carefully."

Looking ahead

The Fund's participation in the oil and gas industry should continue to be one of the predominant investment themes going forward. We continue to believe that fundamentals of the oil and gas sector are consistent with early stages of what we expect to be a multi-year bull market. As for the rest of the economy, we will watch interest rates very carefully. Though we don't think rates will skyrocket, we think it's unrealistic to expect them to get much lower. We expect to remain well-positioned in industries such as aerospace and energy which should ride out a rising interest rate scenario better than some other sectors.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total returns and the average annual total returns for the John Hancock Multi-Sector Growth Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----
John Hancock Multi-Sector Growth Fund                     43.06%      44.24%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----
John Hancock Multi-Sector Growth Fund                     43.06%(2)  35.02%(1)


                              Notes to Performance

(1)  Commenced on April 11, 1995.

(2) The Advisor has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annualized total return for the one-year period would have been 42.46%.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Multi-Sector Growth Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation.

[Line chart with the heading Multi-Sector Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Multi-Sector Growth Fund on April 11, 1995 and is equal to $344,403 as of August 31, 1996. The second line represents the value of the Russell Midcap Growth Index and is equal to $324,552 as of August 31, 1996.]

================================================================================
            BY TIMOTHY KEEFE, CFA, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             Fundamental Value Fund

         Changing economic signals leads to see-saw stock market in 1996

"The stock market gained some ground
in the last six months..."

The stock market gained some ground in the last six months, but it was hard won. Signs of a stronger economy in spring and summer sparked inflation fears and sent interest rates higher. Then the market was rocked by some estimates of lower-than-expected second quarter earnings, most notably among highly-visible technology companies. The shock waves sparked a hefty correction in the market in late July. With all its turbulence, the market, as measured by the Standard & Poor's 500-Stock Index, advanced 2.96% for the six months ended August 31, 1996. John Hancock Fundamental Value Fund posted a total return of 3.93% at net asset value, compared to the average growth and income fund's 3.13% return for the same period, according to Lipper Analytical Services.

Profit taking

The Fund benefited during the period from the profitable sale of a number of stocks that had reached or exceeded our target levels. Among the more outstanding profit opportunities were Cooper Cameron and Ross Stores, both of which provided gains in excess of 65% in less than a six month holding period. We also took equally rewarding profits in several others, including Boeing, Dole, Harnischfeger, Times Mirror and Great A&P. This amount of turnover was unusual in a six month period, but it reflects our determination to sell stocks when they approach our estimates of fair value, especially when we find attractive new investment opportunities in which to reinvest the proceeds.

Noteworthy additions

We did indeed find a number of attractive alternatives to add to the Fundamental Value line-up. Among them was Morrison Restaurants, an

[A 2 1/4" x 3 1/2" photo of the Fund management team at bottom right. Caption reads: "Tim Keefe (standing) and Fund management team members Anurag Pandit (l) and Ben Hock (r).]

================================================================================
   John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 2%, with 4% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 3.93% total return for John Hancock Fundamental Value Fund. The second represents the 2.96% total return for the S&P 500-Stock Index. The third represents the 3.13% total return for the average growth and income fund. A footnote below states: "The total return for John Hancock Fundamental Value Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See following two pages for historical information."
--------------------------------------------------------------------------------

interesting restructuring candidate that split into three new companies after we bought the stock. We are most interested in the potential at two of the surviving companies: Ruby Tuesday, which provides casual dining in a low price/ high value format and has substantial franchise growth opportunities, and Morrison Fresh Cooking, purveyor of "home-style" cooking in both traditional cafeteria and smaller, more modern settings. Morrison is currently selling at less than half the price that private investors were recently willing to pay for a comparable cafeteria operator.

Textile buys

The Fund also established a position in Ruddick Corp., a stock we call an "orphan" because of its lack of Wall Street sponsorship. Ruddick is neglected by Wall Street because its hybrid structure -- half thread manufacturer, half grocery store -- prevents it from being tracked by any group of traditional industry analysts. We believe this has resulted in investors missing some extremely promising company developments. Earnings power has been unfolding, driven by Ruddick's assimilation of a major rival to its thread operations and by a cyclical recovery in the U.S. textile industry. And revenue growth continues to exceed historic rates as the grocery division pursues its successful expansion in the dynamic growth markets of the Southeast.

     Finally, we added shares of Burlington Industries to the Fund. The stock is currently selling at a low multiple of less than 1.5 times book value -- a classic measurement of an undervalued stock -- and 12 times current earnings. It's also selling at less than six times our estimate of normalized earnings power. In addition, Burlington's own internal resturcturing and programs to reduce debt should incrementally enhance returns. None of this potential appears to be reflected in the current stock price.

"...we're likely to see stocks
continue their rollercoaster ride..."

Looking forward

Looking ahead to the remainder of 1996, we're likely to see stocks continue their rollercoaster ride as worries about the economy, interest rates and inflation persist. While this environment makes some investors nervous, we're optimistic about the future, particularly for value-oriented stocks. That's because volatile markets, like we've experienced recently, present much better opportunities for us to find discrepancies between the stock's price and its true value.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total returns and the average annual total returns for the John Hancock Fundamental Value Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----
John Hancock Fundamental Value Fund                       13.21%     15.05%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----
John Hancock Fundamental Value Fund                       13.21%(2)  12.39%(1)


                              Notes to Performance

(1)  Commenced on April 19, 1995.

(2) The Advisor has agreed to limit the Fund's expenses to 0.80% of the Fund's average daily net assets. Without the limitation of expenses, the average annualized total return for the one-year period would have been 12.34%.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Fundamental Value Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[Line chart with the heading Fundamental Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $336,749 as of August 31, 1996. The second line represents the value of the hypothetical $250,000 investment made in the Fundamental Value Fund on April 19, 1995 and is equal to $282,208 as of August 31, 1996.]

================================================================================
              BY JOHN L.F. WILLS, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            International Equity Fund

             Upward pressure on U.S. interest rates impacts overseas markets; Asian markets falter as growth in exports tails off

"...it was a challenging period
for international investors..."

During the past six months, growing expectations of a rate increase by the Federal Reserve contributed to stock-market volatility at home and abroad. In Europe, where the overall economic recovery remains sluggish, the prospect of higher interest rates cast a pall over the markets, and returns were basically flat. The same was true in Hong Kong, whose close currency ties to the dollar make it particularly vulnerable to conditions in U.S. credit markets. Japanese stocks rose slightly, thanks to rising corporate profits and consumer confidence, but gains were largely offset by further declines in the value of the yen. Asia's emerging markets, meanwhile, were undermined by a declining rate of growth in exports tied to falling semiconductor prices.

     All in all, it was a challenging period for international investors. In part because we overemphasized two countries where performance was essentially flat -- Hong Kong, and Japan -- John Hancock International Equity Fund underperformed its peers. For the six-month period that ended August 31, 1996, the Fund had a total return of -0.87%, at net asset value, compared to 2.46% for the average international fund, according to Lipper Analytical Services. During the same period, the FT Actuaries World Ex-US Index had a total return of 1.38%.

Japan

Most trends in Japan are positive despite some continuing problems. As the yen has declined versus the dollar, Japanese exports have risen, contributing to sharply higher profits, increased consumer confidence and an accelerating economic growth rate. Our focus was on exporters such as Bridgestone, the tire company, which outperformed the broader market; consumer products companies, such as Sony Music Entertainment, which was hurt by disappointing record sales; and industrial cyclicals such as Nippon Steel and Mitsubishi Heavy Industries. At the end of August, Japanese stocks totaled 26% of the Fund's net assets.

Hong Kong

There were opportunities in Hong Kong during the period, but also pitfalls. The main factor

[A 1 3/4" x 1 1/2" photo of John L.F. Wills at bottom center. Caption reads "John L.F. Wills".]

================================================================================
  John Hancock Funds - Institutional Series Trust -- International Equity Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 2%, with 4% at the top and -4% at the bottom. Within the chart, there are three solid bars. The first represents the -0.78% total return for John Hancock International Equity Fund. The second represents the 1.38% total return for the FT Actuaries World Ex-US Index. The third represents the 2.46% total return for the average international fund. A footnote below states "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper Analytical Services.(1) The FT Actuaries World Ex-US Fund is a broad-based index composed of approximately 1800 securities in 23 countries. See following two pages for historical information."]
--------------------------------------------------------------------------------

influencing stock prices, other than U.S. interest rates, was the colony's planned transfer to China in July 1997. Already China has taken positive steps to discourage speculation and keep a lid on inflation. HSBC Holdings, Hong Kong's largest bank, was up about 30% in an otherwise flat market. Other winners included CITIC Pacific, an industrial conglomerate with exposure to China and property developers such as Cheung Kong Holdings and Wharf Holdings, both beneficiaries of rising real estate prices. Joyce Boutique, a lower-price clothing retailer with outlets in China, was a major disappointment during the period, but remains an attractive long-term investment. The Fund maintained a 15% stake in Hong Kong during the period.

Europe

Of the Fund's 33% stake in Europe, the largest chunk -- about 16% -- was in the United Kingdom, which helped the Fund's performance. Because interest rates are at a 30-year low in Britain and consumer confidence is at a 16-year high, we've focused on consumer stocks, including Bass, Britain's largest brewer. Interest rates are falling elsewhere in Europe, too, as countries moved to generate growth and prepare for the shift to a common currency in 1997. Top performers in Europe included two Swiss companies: Nestle and ABB, an engineering concern.

Australia/New Zealand

Sliding metals prices undercut mining stocks, including one of the Fund's largest holdings, Plutonic Resources, an Australian gold mining company. Given the positive outlook for economic growth in most parts of the world, we may add more mining stocks in the months ahead, increasing the Fund's 4% exposure to the region.

"We're especially positive on
the prospects for consumer stocks..."

Outlook

The outlook for the international markets appears promising. By most traditional measures of value, many foreign stocks look like bargains. We're especially positive on the prospects for consumer stocks, which stand to benefit the most from falling interest rates and rising consumer confidence.


--------------------------------------------------------------------------------
International investing involves special risks, such as currency and political risks and differences in accounting standards and financial reporting.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total returns and the average annual total returns for the John Hancock International Equity Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----
John Hancock International Equity Fund                    11.65%     13.49%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                            ONE      LIFE OF
                                                           YEAR       FUND
                                                           ----       ----
John Hancock International Equity Fund                    11.65%(2)  10.66%(1)


                              Notes to Performance

(1)  Commenced on March 30, 1995.

(2) The Advisor has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the average annualized total return for the one-year period would have been 9.89%.

================================================================================
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
================================================================================

The chart on the right shows how much a $250,000 investment in the John Hancock International Equity Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Financial Times-Actuaries World EX-US Index --an unmanaged index composed of securities in 23 countries, excluding the United States. Selection criteria, overseen by the World Index Policy Committee, exclude all companies that cannot be purchased by foreigners. Companies then are ranked by market capitalization, and the top 5% are automatically included.

[Line chart with the heading International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Financial Times-Actuaries World EX-US Index and is equal to $279,754 as of August 31, 1996. The second line represents the value of the hypothetical $250,000 investment made in the International Equity Fund on March 30, 1995 and is equal to $272,143 as of August 31, 1996.]

                  BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Small Capitalization
                                   Equity Fund

                      Fund builds positions during volatile
                            stock market environment

"...technology companies continue to
offer some of the most attractive growth..."

After a relatively strong showing in the first six months of 1996, the stock market cooled off in mid-summer when investors became increasingly vexed by the twin threats of lower company earnings and rising interest rates. While the market continued on a strong pace in June, it experienced a notable correction in July. The gyrations were caused in large part by worries that companies' second-quarter earnings would come up short. Investors also fretted that the economy was growing too fast and, as a consequence, the Federal Reserve Board would be forced to raise interest rates to stave off inflation. Stock investors dislike higher interest rates because they often translate into lower earnings for growth companies, many of whom depend on borrowed capital to sustain their growth. But when second quarter corporate earnings proved to be strong and inflation fears subsided, the market re-gained most of its July losses in August.

     Into this volatile climate we launched John Hancock Small Capitalization Equity Fund. From its opening on May 2, 1996 through August 31, 1996, the Fund posted a total return of 9.88% at net asset value. The result should be kept in perspective, because it is based on such as short term early in the life of the Fund. For the same period, the average small company growth fund returned -2.25%, according to Lipper Analytical Services. For another comparison, the Russell 2000 Index returned -3.75% for the same period.

Strategy overview

In building the Fund's investments, we chose companies that meet our investment criteria,

[A 2" x 2 1/2" photo of the Fund management team. Caption reads: "Bernice Behar and Fund management team members Ben Hock (l) and Andrew Slabin (r)".]

================================================================================
    John Hancock Funds - Institutional Series Trust -- Small Capitalization
                                  Equity Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the period May 2, 1996 through August 31, 1996." The chart is scaled in increments of 5%, with 10% at the top and -10% at the bottom. Within the chart, there are three solid bars. The first represents the 9.88% total return for the John Hancock Small Capitalization Equity Fund. The second represents the -3.75% total return for the Russell 2000 Index. The third represents the -2.25% total return for the average small company growth fund. A footnote below states "The total return for John Hancock Small Capitalization Equity Fund is at net asset value with all distributions reinvested. The average small company growth fund is tracked by Lipper Analytical Services (1). The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 securities. See following two pages for historical information."]
--------------------------------------------------------------------------------

have a profitable or niche position in the marketplace, capable management team with vision and the ability to execute that vision and a track record of growing earnings by at least 20-25% annually. Below is a discussion of where we found opportunities that fit those parameters.

     While technology stocks experienced their share of ups and downs so far this year, we believe that selected technology companies continue to offer some of the most attractive growth opportunities in the market today. One of the Fund's largest holdings -- DSP Communications -- makes chip sets for cellular phones. Two other favorites were CBT Group, PLC, which provides interactive software designed for business information-technology education and training, and HNC Software, which develops and produces client/server software used in decision-making applications, retail inventory management, merchant risk and bank-lending decisions.

     We found other opportunities in the consumer finance, health-care and business services sectors. We focused on consumer finance companies that address the problems resulting from rising consumer debt -- including Cityscape Financial Corp. and IMC Mortgage -- by consolidating an individual's debt into one payment. And even though competitive and cost-cutting pressures on the health-care industry continued to take their toll, we felt optimistic about companies that help health-care providers control costs. One example is NCS Healthcare, which provides a number of pharmaceutical-related services for nursing homes. To take advantage of the trend toward outsourcing business services we bought APAC Teleservices, which provides telephone-based sales, marketing and customer-management services for credit-card issuers, telecommunications companies and other businesses. Throughout the year, consumer confidence and some areas of the retail sector exhibited real strength such as young men's casual wear. Mossimo Inc. and Tommy Hilfiger were two prime beneficiaries of this trend.

"...the July correction was
well overdue and healthy..."

Outlook

In our view, the July correction was well overdue and healthy. Prior to July, many stocks had become quite pricey relative to their earnings prospects. The correction helped return most stock prices to more realistic levels. But it's important to remember that while stock prices fell, the business fundamentals of companies didn't change and that bodes well for the future.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return for the John Hancock Small Capitalization Equity Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                                    LIFE OF
                                                                     FUND
                                                                     ----
John Hancock Small Capitalization Equity Fund                        8.00%(1,2)


                              Notes to Performance

(1)  Commenced on May 2, 1996.

(2) The Advisor has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the period would have been 4.82%.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Small Capitalization Equity Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index -- an unmanaged index that consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

[Line chart with the heading Small Capitalization Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Small Capitalization Equity Fund on May 2, 1996 and is equal to $274,706 as of August 31, 1996. The second line represents the value of the Russell 2000 Index and is equal to $240,631 as of August 31, 1996.]

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                          DIVIDEND        ACTIVE         GLOBAL        MULTI-SECTOR
                                                                         PERFORMERS        BOND            BOND            GROWTH
                                                                            FUND           FUND            FUND             FUND
                                                                        ------------   ------------    ------------    ------------
Assets:
  Investments at value - Note C:
  Common stocks (cost - $3,418,002, none, none and
   $13,490,761, respectively) ........................................  $  3,943,687           --              --      $ 15,618,503
   Bonds (cost - $203,125, $1,165,631, $985,460 and none,
    respectively) ....................................................       204,156   $  1,141,377    $    981,984            --
   Repurchase Agreements (cost - $728,000, $126,000,
    $21,000 and $2,815,000, respectively) ............................       728,000        126,000          21,000       2,815,000
   Corporate savings account .........................................         3,281            700            --              --
                                                                        ------------   ------------    ------------    ------------
                                                                           4,879,124      1,268,077       1,002,984      18,433,503
  Cash ...............................................................          --             --               579            --
  Foreign currency, at value (cost - none, none, none and $187,272) ..          --             --              --           187,417
  Receivable for investments sold ....................................          --             --           108,520         325,157
  Interest receivable ................................................           845         20,765          24,856             476
  Dividends receivable ...............................................         9,895           --              --             3,459
  Deferred organization expenses - Note A ............................         5,934          5,881           5,865           7,373
  Other assets .......................................................          --            1,516              73            --
                                                                        ------------   ------------    ------------    ------------
                    Total Assets .....................................     4,895,798      1,296,239       1,142,877      18,957,385
                    ---------------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased ..................................          --            5,176         109,050         439,065
  Payable for closed forward foreign currency exchange
   contracts - Note A ................................................          --             --               289            --
  Payable for open forward foreign currency exchange contracts
   purchased - Note A ................................................          --             --             1,021            --
  Payable for open forward foreign currency exchange
   contracts sold - Note A ...........................................          --             --               657            --
  Foreign tax payable ................................................          --             --               263            --
  Dividend payable ...................................................          --              252             182            --
  Payable to John Hancock Advisers, Inc. and Affiliates - Note B .....         2,833          1,956           1,477          13,233
  Accounts payable and accrued expenses ..............................        12,656         22,268           5,571          49,721
                                                                        ------------   ------------    ------------    ------------
                    Total Liabilities ................................        15,489         29,652         118,510         502,019
                    ---------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ....................................................     4,278,440      1,292,144       1,039,139      16,628,498
  Accumulated net realized gain (loss) on investments and
   foreign currency transactions .....................................        56,451         (1,444)         (8,849)       (296,969)
  Net unrealized appreciation (depreciation) of investments
   and foreign currency transactions .................................       526,716        (24,254)         (5,307)      2,127,272
  Undistributed net investment income (distributions in excess
   of net investment income) .........................................        18,702            141            (616)         (3,435)
                                                                        ------------   ------------    ------------    ------------
                    Net Assets .......................................  $  4,880,309   $  1,266,587    $  1,024,367    $ 18,455,366
                    ===============================================================================================================
Net Asset Value Per Share
  (based on 465,190, 151,071, 122,301 and 1,578,795 shares,
   respectively, of beneficial interest outstanding - unlimited
   number of shares authorized with no par value) ....................  $      10.49   $       8.38    $       8.38    $      11.69
===================================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1996. You'll also find the net asset value per share as of that date.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 FUNDAMENTAL  INTERNATIONAL      SMALL
                                                                                    VALUE         EQUITY     CAPITALIZATION
                                                                                    FUND           FUND       EQUITY FUND
                                                                                 -----------    -----------   -----------
Assets:
  Investments at value - Note C:
   Common stocks and warrants (cost - $5,324,542, $2,824,068 and
    $426,919, respectively) ..................................................   $ 5,282,359    $ 2,901,160   $   459,113
   Repurchase Agreements (cost - $493,000, $305,000 and $20,000, respectively)       493,000        305,000        20,000
   Corporate savings account .................................................           725           --             648
                                                                                 -----------    -----------   -----------
                                                                                   5,776,084      3,206,160       479,761
  Cash .......................................................................          --              984          --
  Foreign currency, at value (cost - none, $350 and none) ....................          --              348          --
  Receivable for investments sold ............................................          --             --             962
  Interest receivable ........................................................            87             45             6
  Dividends receivable .......................................................         3,479          4,426          --
  Foreign tax receivable .....................................................          --              649          --
  Deferred organization expenses - Note A ....................................         5,971          5,881        19,135
  Other assets ...............................................................            10           --              20
                                                                                 -----------    -----------   -----------
                    Total Assets .............................................     5,785,631      3,218,493       499,884
                    -----------------------------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased ..........................................          --           38,706        21,290
  Payable for open forward foreign currency exchange contracts
   purchased - Note A ........................................................          --               28          --
  Payable to John Hancock Advisers, Inc. and Affiliates - Note B .............         4,060          2,789        19,982
  Accounts payable and accrued expenses ......................................        13,301         11,189          --
                                                                                 -----------    -----------   -----------
                    Total Liabilities ........................................        17,361         52,712        41,272
                    -----------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ............................................................     5,374,795      3,036,886       430,711
  Accumulated net realized gain (loss) on investments and foreign
   currency transactions .....................................................       417,696         26,637        (5,004)
  Net unrealized appreciation (depreciation) of investments and
   foreign currency transactions .............................................       (42,183)        77,132        32,194
  Undistributed net investment income ........................................        17,962         25,126           711
                                                                                 -----------    -----------   -----------
                    Net Assets ...............................................   $ 5,768,270    $ 3,165,781   $   458,612
                    =====================================================================================================
Net Asset Value Per Share:
  (based on 614,365, 345,752 and 49,088 shares, respectively, of beneficial interest outstanding - unlimited number of shares authorized with
   no par value) .............................................................   $      9.39    $      9.16   $      9.34
=========================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                      DIVIDEND       ACTIVE         GLOBAL       MULTI-SECTOR
                                                                     PERFORMERS       BOND           BOND           GROWTH
                                                                        FUND          FUND           FUND            FUND
                                                                    -----------    -----------    -----------    -----------
Investment Income:
  Dividends (net of foreign withholding tax of $35, none,
   none and $34, respectively) ..................................   $    39,245           --             --      $    14,760
  Interest (net of foreign withholding tax of none, none,
   $594 and none, respectively) .................................        13,563    $    45,348    $    35,493         41,374
                                                                    -----------    -----------    -----------    -----------
                                                                         52,808         45,348         35,493         56,134
  Expenses:
   Registration and filing fees .................................        15,184         12,713         12,759         17,683
   Investment management fee - Note B ...........................        11,814          3,024          3,727         52,950
   Custodian fee ................................................         4,777          5,085          9,938         15,673
   Auditing fee .................................................         3,919          6,225          5,223          3,919
   Printing .....................................................         3,874          4,780          3,698          4,091
   Transfer agent fee - Note B ..................................           985            302            244          3,309
   Organization expense - Note A ................................           831            824            809          1,023
   Legal fees ...................................................           430            592            362            618
   Financial services fee - Note B ..............................           369            114             93          1,241
   Miscellaneous ................................................           125            251              5             10
   Trustees' fee ................................................            55          1,323             53            150
                                                                    -----------    -----------    -----------    -----------
                    Total Expenses ..............................        42,363         35,233         36,911        100,667
                    Less Expense Reductions - Note B ............       (28,580)       (31,604)       (32,698)       (41,098)
                                                                    -----------    -----------    -----------    -----------
                    Net Expenses ................................        13,783          3,629          4,213         59,569
                    --------------------------------------------------------------------------------------------------------
                    Net Investment Income (Loss) ................        39,025         41,719         31,280         (3,435)
                    --------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and Foreign
 Currency Transactions:
  Net realized gain (loss) on investments sold ..................        34,305         (3,114)          (105)      (387,480)
  Net realized loss on foreign currency transactions ............          --             --           (9,076)          (880)
  Change in net unrealized appreciation (depreciation) of
   investments ..................................................        60,907        (33,645)        (3,461)     1,161,355
  Change in net unrealized appreciation (depreciation) of foreign
   currency transactions ........................................          --             --           (1,398)          (470)
                                                                    -----------    -----------    -----------    -----------
                    Net Realized and Unrealized Gain (Loss) on
                    Investments and Foreign Currency
                    Transactions ................................        95,212        (36,759)       (14,040)       772,525
                    --------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from
                    Operations ..................................   $   134,237    $     4,960    $    17,240    $   769,090
                    ========================================================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                         FUNDAMENTAL  INTERNATIONAL     SMALL
                                                                                           VALUE         EQUITY     CAPITALIZATION
                                                                                            FUND          FUND       EQUITY FUND*
                                                                                         -----------  ------------- ---------------
Investment Income:
  Dividends (net of foreign withholding tax of $1,563, $4,404 and
   none, respectively) ................................................................   $  51,939    $  33,643      $   1,533
  Interest ............................................................................      17,652        8,095             25
                                                                                          ---------    ---------      ---------
                                                                                             69,591       41,738          1,558
  Expenses:
   Investment management fee - Note B .................................................      20,256       14,219            753
   Registration and filing fees .......................................................      14,995       15,179         17,699
   Custodian fee ......................................................................       4,459       10,337          2,803
   Auditing fee .......................................................................       3,919        3,719          4,592
   Printing ...........................................................................       2,947        2,304            400
   Transfer agent fee - Note B ........................................................       1,447          790             47
   Organization expense - Note A ......................................................         824          824          1,345
   Financial services fee - Note B ....................................................         543          296             18
   Legal fees .........................................................................         443          389             30
   Trustees' fee ......................................................................          79           42             20
   Miscellaneous ......................................................................         126            7             89
                                                                                          ---------    ---------      ---------
                    Total Expenses ....................................................      50,038       48,106         27,796
                    Less Expense Reductions - Note B ..................................     (26,889)     (32,307)       (26,949)
                                                                                          ---------    ---------      ---------
                    Net Expenses ......................................................      23,149       15,799            847
                    -----------------------------------------------------------------------------------------------------------
                    Net Investment Income .............................................      46,442       25,939            711
                    -----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and Foreign
 Currency Transactions:
  Net realized gain (loss) on investments sold ........................................     417,926       34,743         (5,004)
  Net realized loss on foreign currency transactions ..................................        --         (1,325)          --
  Change in net unrealized appreciation (depreciation) of investments .................    (267,787)     (91,397)        32,194
  Change in net unrealized appreciation (depreciation) of foreign currency transactions        --             73           --
                                                                                          ---------    ---------      ---------
                    Net Realized and Unrealized Gain (Loss) on Investments and
                    Foreign Currency Transactions .....................................     150,139      (57,906)        27,190
                    -----------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets Resulting from Operations ...   $ 196,581    ($ 31,967)     $  27,901
                    ===========================================================================================================

*  Small Capitalization Equity Fund commenced investment operations on May 2,
   1996.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                               DIVIDEND                       ACTIVE
                                                                              PERFORMERS                       BOND
                                                                                 FUND                          FUND
                                                                       --------------------------   ----------------------------
                                                                          PERIOD       SIX MONTHS      PERIOD        SIX MONTHS
                                                                           ENDED      ENDED AUGUST      ENDED       ENDED AUGUST
                                                                         FEBRUARY      31, 1996       FEBRUARY        31, 1996
                                                                         29, 1996+    (UNAUDITED)     29, 1996+     (UNAUDITED)
                                                                       ------------  -------------   -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................   $    63,484    $    39,025    $    58,232    $    41,719
  Net realized gain (loss) on investments sold .....................        43,668         34,305          3,558         (3,114)
  Change in net unrealized appreciation (depreciation) of
  investments ......................................................       465,809         60,907          9,391        (33,645)
                                                                       -----------    -----------    -----------    -----------
   Net Increase in Net Assets Resulting from Operations ............       572,961        134,237         71,181          4,960
                                                                       -----------    -----------    -----------    -----------
Distributions to Shareholders: *
  Dividends from net investment income .............................       (58,824)       (24,983)       (58,232)       (41,578)
  Distributions from net realized gain on investments sold .........       (21,522)          --           (1,888)          --
                                                                       -----------    -----------    -----------    -----------
   Total Distributions to Shareholders .............................       (80,346)       (24,983)       (60,120)       (41,578)
                                                                       -----------    -----------    -----------    -----------
From Fund Share Transactions: **
  Shares sold ......................................................     5,484,852      1,639,313      2,151,742        220,252
  Shares issued to shareholders in reinvestment of distributions ...        80,347         24,987         57,656         41,239
                                                                       -----------    -----------    -----------    -----------
                                                                         5,565,199      1,664,300      2,209,398        261,491
  Less shares repurchased ..........................................    (2,738,594)      (212,465)    (1,049,832)      (128,913)
                                                                       -----------    -----------    -----------    -----------
   Net Increase ....................................................     2,826,605      1,451,835      1,159,566        132,578
                                                                       -----------    -----------    -----------    -----------
Net Assets:
  Beginning of period ..............................................          --        3,319,220           --        1,170,627
                                                                       -----------    -----------    -----------    -----------
  End of period (including undistributed net investment income
   of $4,660, $18,702, none and $141, respectively) ................   $ 3,319,220    $ 4,880,309    $ 1,170,627    $ 1,266,587
                                                                       ===========    ===========    ===========    ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ...................   $    0.1863    $    0.0709    $    0.5144    $    0.2923
                                                                       -----------    -----------    -----------    -----------
  Per share distributions from net realized gain on investments sold   $    0.0742           --      $    0.0152           --
                                                                       -----------    -----------    -----------    -----------
** Analysis of Fund Share Transactions:
  Shares sold ......................................................       627,033        156,262        252,193         25,939
  Shares issued to shareholders in reinvestment of distributions ...         8,685          2,386          6,688          4,874
                                                                       -----------    -----------    -----------    -----------
                                                                           635,718        158,648        258,881         30,813
  Less shares repurchased ..........................................      (308,820)       (20,356)      (123,444)       (15,179)
                                                                       -----------    -----------    -----------    -----------
   Net increase ....................................................       326,898        138,292        135,437         15,634
                                                                       ===========    ===========    ===========    ===========

+ Dividend Performers Fund and Active Bond Fund commenced investment operations on March 30, 1995.

The Statement of Changes in Net Assets shows how the value of each Fund's net assets have changed since the commencement of operations. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and redeemed during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                GLOBAL                       MULTI-SECTOR
                                                                                 BOND                           GROWTH
                                                                                 FUND                            FUND
                                                                       --------------------------   -------------------------------
                                                                          PERIOD       SIX MONTHS       PERIOD          SIX MONTHS
                                                                           ENDED      ENDED AUGUST       ENDED         ENDED AUGUST
                                                                         FEBRUARY      31, 1996        FEBRUARY          31, 1996
                                                                         29, 1996+    (UNAUDITED)      29, 1996+       (UNAUDITED)
                                                                       ------------  -------------    -----------      -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ...................................   $      6,883    $     31,280    ($     3,720)     ($     3,435)
  Net realized gain (loss) on investments sold and foreign
   currency transactions .........................................         (1,325)         (9,181)        104,980          (388,360)
  Change in net unrealized appreciation (depreciation) of
   investments and foreign currency transactions .................           (448)         (4,859)        966,387         1,160,885
                                                                     ------------    ------------    ------------      ------------
   Net Increase in Net Assets Resulting from Operations ..........          5,110          17,240       1,067,647           769,090
                                                                     ------------    ------------    ------------      ------------
Distributions to Shareholders: *
  Dividends from net investment income ...........................         (6,883)        (31,280)         (9,869)             --
                                                                     ------------    ------------    ------------      ------------
From Fund Share Transactions: **
  Shares sold ....................................................        289,031         858,773       7,818,477        10,081,083
  Shares issued to shareholders in reinvestment of distributions .          6,810           6,861           9,654              --
                                                                     ------------    ------------    ------------      ------------
                                                                          295,841         865,634       7,828,131        10,081,083
  Less shares repurchased ........................................        (77,327)        (43,968)       (586,975)         (793,741)
                                                                     ------------    ------------    ------------      ------------
   Net Increase ..................................................        218,514         821,666       7,241,156         9,287,342
                                                                     ------------    ------------    ------------      ------------
Net Assets:
  Beginning of period ............................................           --           216,741         100,000++       8,398,934
                                                                     ------------    ------------    ------------      ------------
  End of period (including distributions in excess of net
   investment income of $616, $616, none and $3,435, respectively)   $    216,741    $  1,024,367    $  8,398,934      $ 18,455,366
                                                                     ============    ============    ============      ============
* Distributions to Shareholders:
  Per share dividends from net investment income .................   $     0.4059    $     0.2601    $     0.0168              --
                                                                     ------------    ------------    ------------      ------------
** Analysis of Fund Share Transactions:
  Shares sold ....................................................         33,983         101,143         833,819           861,837
  Shares issued to shareholders in reinvestment of distributions .            797             819             967              --
                                                                     ------------    ------------    ------------      ------------
                                                                           34,780         101,962         834,786           861,837
  Less shares repurchased ........................................         (9,167)         (5,274)        (60,874)          (68,719)
                                                                     ------------    ------------    ------------      ------------
   Net increase ..................................................         25,613          96,688         773,912           793,118
                                                                     ============    ============    ============      ============

+ Global Bond Fund and Multi-Sector Growth Fund commenced investment operations on April 19, 1995 and April 11, 1995, respectively.

++ On January 11, 1995, the Adviser made an initial investment of $100,000 in order to seed the Trust.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    FUNDAMENTAL                  INTERNATIONAL             SMALL
                                                                       VALUE                        EQUITY            CAPITALIZATION
                                                                       FUND                          FUND               EQUITY FUND
                                                            --------------------------    --------------------------   -------------
                                                              PERIOD      SIX MONTHS       PERIOD       SIX MONTHS     PERIOD ENDED
                                                               ENDED      ENDED AUGUST      ENDED       ENDED AUGUST     AUGUST 31,
                                                             FEBRUARY      31, 1996       FEBRUARY       31, 1996         1996++
                                                             29, 1996+    (UNAUDITED)     29, 1996+     (UNAUDITED)     (UNAUDITED)
                                                             ---------    -----------     ---------     -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..................................  $    45,709    $    46,442    $    22,599    $    25,939    $       711
  Net realized gain (loss) on investments sold and foreign
   currency transactions .................................         (230)       417,926         (7,536)        33,418         (5,004)
  Change in net unrealized appreciation/depreciation
   of investments ........................................      225,604       (267,787)       168,456        (91,324)        32,194
                                                            -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets Resulting
    from Operations ......................................      271,083        196,581        183,519        (31,967)        27,901
                                                            -----------    -----------    -----------    -----------    -----------
Distributions to Shareholders: *
  Dividends from net investment income ...................      (39,371)       (34,818)       (20,847)          --             --
  Distributions from net realized gain on investments sold         --             --           (1,810)          --             --
                                                            -----------    -----------    -----------    -----------    -----------
   Total Distributions to Shareholders ...................      (39,371)       (34,818)       (22,657)          --             --
                                                            -----------    -----------    -----------    -----------    -----------
From Fund Share Transactions: **
  Shares sold ............................................    5,729,142        701,661      3,965,415        623,485        465,609
  Shares issued to shareholders in reinvestment of
   distributions .........................................       39,370         34,794         22,657           --             --
                                                            -----------    -----------    -----------    -----------    -----------
                                                              5,768,512        736,455      3,988,072        623,485           --
  Less shares repurchased ................................     (707,468)      (422,704)    (1,252,172)      (322,499)       (34,898)
                                                            -----------    -----------    -----------    -----------    -----------
   Net Increase ..........................................    5,061,044        313,751      2,735,900        300,986        430,711
                                                            -----------    -----------    -----------    -----------    -----------
Net Assets:
  Beginning of period ....................................         --        5,292,756           --        2,896,762           --
                                                            -----------    -----------    -----------    -----------    -----------
  End of period (including undistributed net investment
   income of $6,338 and $17,962, distributions in excess
   of net investment income of $813 and undistributed net
   investment income of $25,126 and $711, respectively) ..  $ 5,292,756    $ 5,768,270    $ 2,896,762    $ 3,165,781    $   458,612
                                                            ===========    ===========    ===========    ===========    ===========
* Distributions to Shareholders:
  Per share dividends from net investment income .........  $    0.1380    $    0.0578    $    0.0832           --             --
                                                            -----------    -----------    -----------    -----------    -----------
  Per share distributions from net realized gain on
   investments sold ......................................         --             --      $    0.0072           --             --
                                                            -----------    -----------    -----------    -----------    -----------
** Analysis of Fund Share Transactions:
  Shares sold ............................................      656,980         73,361        449,585         66,686         53,147
  Shares issued to shareholders in reinvestment of
   distributions .........................................        4,423          3,665          2,551           --             --
                                                            -----------    -----------    -----------    -----------    -----------
                                                                661,403         77,026        452,136         66,686           --
  Less shares repurchased ................................      (79,391)       (44,673)      (138,502)       (34,568)        (4,059)
                                                            -----------    -----------    -----------    -----------    -----------
   Net increase ..........................................      582,012         32,353        313,634         32,118         49,088
                                                            ===========    ===========    ===========    ===========    ===========

 + Fundamental Value Fund and International Equity Fund commenced investment operations on April 19, 1995 and March 30, 1995, respectively.

++ Small Capitalization Equity Fund commenced investment operations on May 2,
   1996.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                       FOR THE PERIOD MARCH 30, 1995   SIX MONTHS ENDED
                                                                        (COMMENCEMENT OF OPERATIONS)     AUGUST 31, 1996
                                                                            TO FEBRUARY 29, 1996         (UNAUDITED)
                                                                       -----------------------------   -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................................         $   8.50(b)              $   10.15
                                                                                 --------                 ---------
  Net Investment Income ................................................             0.23**                    0.10
  Net Realized and Unrealized Gain on Investments ......................             1.68                      0.31
                                                                                 --------                 ---------
     Total from Investment Operations ..................................             1.91                      0.41
                                                                                 --------                 ---------
  Less Distributions:
   Dividends from Net Investment Income ................................            (0.19)                    (0.07)
   Distributions from Net Realized Gain on Investments Sold ............            (0.07)                     --
                                                                                 --------                 ---------
     Total Distributions ...............................................            (0.26)                    (0.07)
                                                                                 --------                 ---------
  Net Asset Value, End of Period .......................................         $  10.15                 $   10.49
                                                                                 ========                 =========
  Total Investment Return at Net Asset Value (e) .......................            22.79%(c)                  4.05%(c)
  Total Adjusted Investment Return at Net Asset Value (a)(e) ...........            19.79%(c)                  3.32%(c)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ............................         $  3,319                 $   4,880
  Ratio of Expenses to Average Net Assets ..............................             0.75%*                    0.70%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ..............             4.02%*                    2.16%*
  Ratio of Net Investment Income to Average Net Assets .................             2.51%*                    1.98%*
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (a)(d) ..................................................            (0.76%)*                   0.52%*
  Portfolio Turnover Rate ..............................................               70%                        8%
  Average Broker Commission Rate (f) ...................................              N/A                 $  0.0700

 *  On an annualized basis.
**  On average month end shares outstanding.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e) Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began
    September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Institutional Series Trust -- Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                      FOR THE PERIOD MARCH 30, 1995   SIX MONTHS ENDED
                                                                      (COMMENCEMENT OF OPERATIONS)     AUGUST 31, 1996
                                                                          TO FEBRUARY 29, 1996           (UNAUDITED)
                                                                     ------------------------------  -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................         $    8.50(b)                 $    8.64
                                                                            ---------                    ---------
  Net Investment Income ...........................................              0.51                         0.29
  Net Realized and Unrealized Gain (Loss) on Investments ..........              0.16                        (0.26)
                                                                            ---------                    ---------
     Total from Investment Operations .............................              0.67                         0.03
                                                                            ---------                    ---------
  Less Distributions:
   Dividends from Net Investment Income ...........................             (0.51)                       (0.29)
   Distributions from Net Realized Gain on Investments Sold .......             (0.02)                         --
                                                                            ---------                    ---------
     Total Distributions ..........................................             (0.53)                       (0.29)
                                                                            ---------                    ---------
  Net Asset Value, End of Period ..................................         $    8.64                    $    8.38
                                                                            =========                    =========
  Total Investment Return at Net Asset Value (e) ..................              7.76%(c)                     0.41%(c)
  Total Adjusted Investment Return at Net Asset Value (a)(e) ......             (0.46%)(c)                   (4.81%)(c)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .......................         $   1,171                    $   1,267
  Ratio of Expenses to Average Net Assets .........................              0.65%*                       0.60%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) .........              9.60%*                       5.83%*
  Ratio of Net Investment Income to Average Net Assets ............              6.53%*                       6.92%*
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (a)(d) .............................................             (2.42%)*                      1.69%*
  Portfolio Turnover Rate .........................................                71%                          34%

 *  On an annualized basis.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e) Total investment return assumes dividend reinvestment.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Institutional Series Trust -- Global Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD APRIL 19, 1995    SIX MONTHS ENDED
                                                                                  (COMMENCEMENT OF OPERATIONS)     AUGUST 31, 1996
                                                                                     TO FEBRUARY 29, 1996            (UNAUDITED)
                                                                                    ---------------------         ------------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................................      $    8.50(b)                $    8.46
                                                                                         ---------                   ---------
  Net Investment Income ...........................................................           0.41                        0.26
  Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions          (0.04)                      (0.08)
                                                                                         ---------                   ---------
     Total from Investment Operations .............................................           0.37                        0.18
                                                                                         ---------                   ---------
  Less Distributions:
   Dividends from Net Investment Income ...........................................          (0.41)                      (0.26)
                                                                                         ---------                   ---------
  Net Asset Value, End of Period ..................................................      $    8.46                   $    8.38
                                                                                         =========                   =========
  Total Investment Return at Net Asset Value (e) ..................................           4.37%(c)                    2.18%(c)
  Total Adjusted Investment Return at Net Asset Value (a)(e) ......................         (54.55%)(c)                  (4.40%)(c)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .......................................      $     217                   $   1,024
  Ratio of Expenses to Average Net Assets .........................................           0.91%*                      0.85%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) .........................          69.15%*                      7.43%*
  Ratio of Net Investment Income to Average Net Assets ............................           5.91%*                      6.29%*
  Ratio of Adjusted Net Investment loss to Average Net Assets (a)(d) ..............         (62.33%)*                    (0.29%)*
  Portfolio Turnover Rate .........................................................            129%                         89%

  *  On an annualized basis.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD APRIL 11, 1995    SIX MONTHS ENDED
                                                                                (COMMENCEMENT OF OPERATIONS)     AUGUST 31, 1996
                                                                                     TO FEBRUARY 29, 1996          (UNAUDITED)
                                                                                ----------------------------    -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................................       $       8.50(b)            $      10.69
                                                                                       ------------               ------------
  Net Investment Loss ..........................................................              (0.01)**             (0.00)**(g)
  Net Realized and Unrealized Gain on Investments and Foreign Currency
    Transactions ...............................................................               2.22                       1.00
                                                                                       ------------               ------------
     Total from Investment Operations ..........................................               2.21                       1.00
                                                                                       ------------               ------------
  Less Distributions:
   Dividends from Net Investment Income ........................................              (0.02)                       --
                                                                                       ------------               ------------
  Net Asset Value, End of Period ...............................................       $      10.69               $      11.69
                                                                                       ============               ============
  Total Investment Return at Net Asset Value (e) ...............................              25.98%(c)                   9.35%(c)
  Total Adjusted Investment Return at Net Asset Value (a)(e) ...................              23.70%(c)                   9.04%(c)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ....................................       $      8,399               $     18,455
  Ratio of Expenses to Average Net Assets ......................................               0.93%*                     0.90%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ......................               3.51%*                     1.52%*
  Ratio of Net Investment Loss to Average Net Assets ...........................              (0.10%)*                   (0.05%)*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d) ...........              (2.68%)*                   (0.67%)*
  Portfolio Turnover Rate ......................................................                189%                       140%
  Average Brokerage Commission Rate (f) ........................................                N/A               $     0.0641

  *  On an annualized basis.
 **  On average month end shares outstanding.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(g)  Less than $.01 per share.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD APRIL 19, 1995   SIX MONTHS ENDED
                                                                             (COMMENCEMENT OF OPERATIONS)   AUGUST 31, 1996
                                                                                 TO FEBRUARY 29, 1996          (UNAUDITED)
                                                                             -------------------------     -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................................        $      8.50(b)           $      9.09
                                                                                     -----------              -----------
  Net Investment Income .....................................................               0.17**                   0.08
  Net Realized and Unrealized Gain on Investments ...........................               0.56                     0.28
                                                                                     -----------              -----------
     Total from Investment Operations .......................................               0.73                     0.36
                                                                                     -----------              -----------
  Less Distributions:
   Dividends from Net Investment Income .....................................              (0.14)                   (0.06)
                                                                                     -----------              -----------
  Net Asset Value, End of Period ............................................        $      9.09              $      9.39
                                                                                     ===========              ===========
  Total Investment Return at Net Asset Value (e) ............................               8.61%(c)                 3.93%(c)
  Total Adjusted Investment Return at Net Asset Value (a)(e) ................               5.40%(c)                 3.46%(c)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .................................        $     5,293              $     5,768
  Ratio of Expenses to Average Net Assets ...................................               0.83%*                   0.80%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ...................               4.55%*                   1.73%*
  Ratio of Net Investment Income to Average Net Assets ......................               2.04%*                   1.60%*
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (a)(d)              (1.68%)*                  0.67%*
  Portfolio Turnover Rate ...................................................                  0%                      23%
  Average Brokerage Commission Rate (f) .....................................                N/A              $    0.0625

  *  On an annualized basis.
 **  On average month end shares outstanding.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                   FOR THE PERIOD MARCH 30, 1995  SIX MONTHS ENDED
                                                                    (COMMENCEMENT OF OPERATIONS)  AUGUST 31, 1996
                                                                       TO FEBRUARY 29, 1996         (UNAUDITED)
                                                                     -------------------------  -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............................        $      8.50(b)        $      9.24
                                                                            -----------           -----------
  Net Investment Income ............................................               0.15**                0.08**
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign
   Currency Transactions ...........................................               0.68                 (0.16)
                                                                            -----------           -----------
     Total from Investment Operations ..............................               0.83                 (0.08)
                                                                            -----------           -----------
  Less Distributions:
   Dividends from Net Investment Income ............................              (0.08)                  --
   Distributions from Net Realized Gain on Investments Sold ........              (0.01)                  --
                                                                            -----------           -----------
     Total Distributions ...........................................              (0.09)                  --
                                                                            -----------           -----------
  Net Asset Value, End of Period ...................................        $      9.24           $      9.16
                                                                            ===========           ===========
  Total Investment Return at Net Asset Value (e) ...................               9.81%(c)        (0.87)%(c)
  Total Adjusted Investment Return at Net Asset Value (a)(e) .......               3.26%(c)        (1.90)%(c)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ........................        $     2,897           $     3,166
  Ratio of Expenses to Average Net Assets ..........................               1.05%*                1.00%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ..........               8.19%*                3.04%*
  Ratio of Net Investment Income to Average Net Assets .............               1.75%*                1.62%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d)              (5.39%)*              (0.42%)*
  Portfolio Turnover Rate ..........................................                 59%                   29%
  Average Brokerage Commission Rate (f) ............................                N/A           $    0.0235

  *  On an annualized basis.
 **  On average month end shares outstanding.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

            John Hancock Funds - Institutional Series Trust -- Small
                           Capitalization Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                    FOR THE PERIOD MAY 2, 1996
                                                                   (COMMENCEMENT OF OPERATIONS)
                                                                        TO AUGUST 31, 1996
                                                                            (UNAUDITED)
                                                                   ----------------------------
Per Share Operating Performance

  Net Asset Value, Beginning of Period .......................              $    8.50(b)
                                                                            ---------
  Net Investment Income ......................................                   0.01**
  Net Realized and Unrealized Gain on Investments and
   Foreign Currency Transactions .............................                   0.83
                                                                            ---------
   Total from Investment Operations ..........................                   0.84
                                                                            ---------

  Net Asset Value, End of Period .............................              $    9.34
                                                                            =========
  Total Investment Return at Net Asset Value .................                   9.88%(c)
  Total Adjusted Investment Return at Net Asset Value (a) ....                   0.46%(c)

Ratios and Supplemental Data

  Net Assets, End of Period (000's omitted) ..................              $     459
  Ratio of Expenses to Average Net Assets ....................                   0.90%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ....                  29.30%*
  Ratio of Net Investment Loss to Average Net Assets .........                   0.75%*
  Ratio of Adjusted Net Investment Loss to Average Net
   Assets (a)(d) .............................................                 (27.65%)*
  Portfolio Turnover Rate ....................................                     19%
  Average Brokerage Commission Rate (e) ......................              $  0.0669

  *  On an annualized basis.
 **  On average month end shares outstanding.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Per portfolio share traded.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
August 31, 1996 (Unaudited)

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks and are unaudited.
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Dividend Performers Fund on August 31, 1996. Its divided into three main categories: common stocks, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry groups. Short-term Investments, which represent the Fund's "cash" position are listed last.

                                                                                           COMPOUND
 NUMBER                                                                                     GROWTH       MARKET
OF SHARES  COMMON STOCKS (80.81%)                                                            RATE        VALUE
---------                                                                                    ----        -----
Advertising (1.95%)
  2,100   Interpublic Group Inc. @ 45 1/4 ...........................................                 $   95,025
                                                                                                      ----------
          One of the largest advertising agencies in the world
          Earnings P/S....$.75, .91, 1.05, 1.19, 1.21, 1.40, 1.46,1.76, 1.99. 1.91           11.0%
          Dividends P/S....$.20, .22, .26, .32, .37, .41, .45, .49, .55, .61                 13.2%
          Price/Earnings Ratio.....24.3

Aerospace (0.96%)
    900   Rockwell International Corp. @ 52 .........................................                     46,800
                                                                                                      ----------
          Leading producer of aerospace, automotive and electronics products
          Earnings P/S....$1.98, 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79         7.5%
          Dividends P/S....$.59, .66, .72, .77, .82, .88, .92, .98, 1.04, 1.10                7.2%
          Price/Earnings Ratio.....14.3

Banks (6.01%)
  1,000   Banc One Corp. @ 38 3/8....................................................                    38,375
          Ohio-based bank holding company
          Earnings P/S....$1.19, 1.56, 1.66, 1.83, 1.64, 1.91, 2.35, 2.78, 2.14, 3.10        11.2%
          Dividends P/S....$.41, .45, .50, .57, .63, .70, .81, .98, 1.13, 1.24               13.1%
          Price/Earnings Ratio.....12.8

    600   CoreStates Financial Corp. @ 41 3/8 .......................................                    24,825
          Interstate banking organization, Pennsylvania & New Jersey
          Earnings P/S....$1.96, 2.25, 1.02, .78, .86, 2.15, 2.36, 1.54, 2.72, 3.12           5.3%
          Dividends P/S....$.64, .70, .77, .87, .96, .97, 1.02, 1.14, 1.24, 1.44              9.4%
          Price/Earnings Ratio.....13.5
  1,600   First Tennessee National Corp. @ 34 1/8 ...................................                    54,600
          Tennessee-based bank holding company
          Earnings P/S....$.78, 1.10, .65, .98, 1.22, 1.63, 1.56, 1.89, 2.15, 2.51           13.9%
          Dividends P/S....$.38, .40, .43, .49, .54, .57, .63, .75, .87, .97                 11.0%
          Price/Earnings Ratio.....13.4
  1,400   KeyCorp. @ 40 1/8..........................................................                    56,175
          Multi-regional bank holding company
          Earnings P/S....$1.88, 2.10, 2.32, 2.32, 2.45, 2.52, 2.82, 3.05, 3.25, 3.56         7.4%
          Dividends P/S....$.48, .60, .68, .80, .88, .92, .98, 1.12, 1.28, 1.44              13.0%
          Price/Earnings Ratio.....11.9
  1,400   NationsBank Corp. @ 85 1/8.................................................                   119,175
          Largest superregional bank in the Southeast
          Earnings P/S....$2.01, 2.87, 4.44, 2.61, .76, 1.51, 4.62, 5.80, 6.32, 7.52         15.8%
          Dividends P/S....$.78, .86, .94, 1.10, 1.42, 1.48, 1.51, 1.64, 1.88, 2.08          11.5%
          Price/Earnings Ratio.....11.2
                                                                                                      ----------
                                                                                                         293,150
                                                                                                      ----------
Chemicals (5.39%)
    800   Air Products & Chemicals, Inc. @ 54 3/4 ...................................                     43,800
                                                                                                      ----------
          Producer of industrial and specialty chemicals and gases
          Earnings P/S....$.04, 1.95, 2.02, 2.08, 2.28, 2.34, 2.52, 1.22, 3.15, 3.72         65.5%
          Dividends P/S....$.39, .45, .55, .63, .69, .75, .83, .89, .95, 1.01                11.2%
          Price/Earnings Ratio.....15.0
  1,100   E.I. du Pont de Nemours and Co. @ 82 1/8...................................                     90,338
          Nation's largest chemical manufacturer
          Earnings P/S....$2.46, 3.03, 3.53, 3.40, 3.17, 1.44, 1.87, 1.44, 5.00, 5.86        10.1%
          Dividends P/S....$1.02, 1.10, 1.23, 1.45, 1.62, 1.68, 1.74, 1.76, 1.82, 2.03        8.0%
          Price/Earnings Ratio.....14.5
    600   PPG Inds., Inc. @ 49 3/8...................................................                     29,625
          Manufacturer of specialty chemicals, coatings and resins
          Earnings P/S....$1.60, 2.13, 2.09, 2.22, 1.46, 1.35, 1.65, 1.41, 3.52, 3.78        10.0%
          Dividends P/S....$.47, .56, .64, .74, .82, .86, .94, 1.04, 1.12, 1.18              10.8%
          Price/Earnings Ratio.....13.7
  1,250   RPM, Inc. @ 16.............................................................                     20,000
          Manufacturer of specialty chemicals and coatings to waterproof and rustproof structures
          Earnings P/S....$.34, .38, .45, .42, .47, .59, .49, .75, .85, .93                  11.8%
          Dividends P/S....$.18, .21, .25, .27, .30, .34, .37, .39, .42, .46                 11.0%
          Price/Earnings Ratio.....17.6
  1,500   Sigma - Aldrich Corp. @ 52 3/4 ............................................                     79,125
          Manufacturer of biochemical and organic products used for research and diagnostics
          Earnings P/S....$.85, 1.15, 1.30, 1.44, 1.21, 1.75, 2.04, 2.21, 2.40, 2.79         14.1%
          Dividends P/S....$.13, .15, .17, .19, .20, .23, .26, .30, .34, .38                 12.7%
          Price/Earnings Ratio.............19.0
                                                                                                      ----------
                                                                                                         262,888
                                                                                                      ----------
Commercial Services (1.25%)
  1,900   Sysco Corp. @ 32 1/8.......................................................                     61,038
                                                                                                      ----------
          Largest distributer of food service products
          Earnings P/S....$.35, .45, .60, .73, .84, .93, 1.08, 1.18, 1.38, 1.52              17.7%
          Dividends P/S....$.06, .07, .08, .09, .10, .14, .22, .28, .36, .44                 24.8%
          Price/Earnings Ratio.....22.0


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

                                                                                           COMPOUND
 NUMBER                                                                                     GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                     RATE        VALUE
---------                                                                                    ----        -----
Computer & Office Equipment (2.32%)
  2,600   Alco Standard Corp @ 43 5/8 ...............................................                 $  113,425
                                                                                                      ----------
          Distributor of office and paper products
          Earnings P/S....$.84, 1.15, 1.96, .91, .82, 1.07, 1.18, (.72), 1.71, 1.81           8.9%
          Dividends P/S....$.32, .33, .35, .39, .43, .45, .47, .49, .51, .53                  6.0%
          Price/Earnings Ratio.....25.5

Consumer Cyclicals & Services (1.44%)
  1,000   Albertson's,Inc. @ 42 3/8 .................................................                     42,375
          Idaho-based operator of supermarkets and combination food-drug stores
          Earnings P/S....$.47, .61, .74, .79, .93, .91, 1.26, 1.46, 1.75, 1.96              17.2%
          Dividends P/S....$.12, .14, .19, .23, .27, .31, .35, .42, .50, .58                 19.1%
          Price/Earnings Ratio.....21.2
    600   McDonald's Corp @ 46 3/8 ..................................................                     27,825
          Dominant force in the fast food industry
          Earnings P/S....$.73, .86, .98, 1.10, 1.14, 1.24, 1.38, 1.55, 1.82, 2.08           12.3%
          Dividends P/S....$.11, .12, .14, .15, .17, .18, .20, .21, .23, .26                 10.0%
          Price/Earnings Ratio.....23.0
                                                                                                      ----------
                                                                                                          70,200
                                                                                                      ----------
Consumer Durables (1.88%)
    500   Illinois Tool Works, Inc. @ 69 1/8 ........................................                     34,563
          Manufactures construction fasteners and packaging systems
          Earnings P/S....$1.03, 1.33, 1.53, 1.68, 1.64, 1.64, 1.77, 2.04, 2.95, 3.61        15.0%
          Dividends P/S....$.18, .20, .22, .27, .33, .40, .45, .49, .54, .62                 14.7%
          Price/Earnings Ratio.....19.6
  2,000   Leggett & Platt, Inc. @ 28 1/2 ............................................                     57,000
          Produces intermediate products for the home furnishings industry
          Earnings P/S....$.278, .273, .323, .21, .30, .70, .93, 1.21, 1.52, 1.53            20.9%
          Dividends P/S....$.10, .14, .16, .185, .21, .215, .23, .27, .31, .38                9.4%
          Price/Earnings Ratio.....18.9
                                                                                                      ----------
                                                                                                          91,563
                                                                                                      ----------
Consumer Non-Durables (9.25%)
  1,200   CPC International Inc. @ 68 7/8 ...........................................                     82,650
          Major international food processor
          Earnings P/S....$2.17, 1.84, 2.11, 2.42, 2.50, 2.68, 2.85, 2.13, 3.42, 3.60         5.8%
          Dividends P/S....$.57, .65, .76, .88, 1.00, 1.10, 1.20, 1.28, 1.38, 1.48           11.2%
          Price/Earnings Ratio.....19.3
    750   H.J. Heinz Co. @ 31 1/2..... ..............................................                     23,625
          Leading food manufacturer and distributor
          Earnings P/S....$1.46, 1.67, 1.26, 1.31, 1.69, 1.33, 1.39, 1.59, 1.64, 1.77         2.2%
          Dividends P/S....$.32, .39, .45, .52, .60, .68, .76, .84, .92, 1.01                13.6%
          Price/Earnings Ratio.....18.4
    900   Kimberly-Clark Corp. @ 78 3/8 .............................................                     70,538
          Leading producer of consumer and personal care products
          Earnings P/S....$1.87, 2.36, 2.63, 2.70, 2.99, 3.32, 2.10, 3.36, 3.35, .72           NMF
          Dividends P/S....$.60, .70, .78, 1.26, 1.32, 1.48, 1.59, 1.67, 1.71, 1.76          12.7%
          Price/Earnings Ratio.....17.2
  2,600   PepsiCo, Inc. @ 28 3/4 ....................................................                     74,750
          Second largest soft drink company
          Earnings P/S....$.38, .49, .57, .68, .72, .73, .85, 1.01, 1.16, 1.10               12.5%
          Dividends P/S....$.105, .11, .14, .16, .19, .23, .26, .31, .35, .39                15.7%
          Price/Earnings Ratio.....27.3
  1,400   Procter & Gamble Co. (The) @ 88 7/8 .......................................                    124,425
          Leading producer of household consumer products
          Earnings P/S....$.46, 1.48, 1.74, 2.25, 2.46, 2.62, .25, 1.90, 3.71, 4.29          28.2%
          Dividends P/S....$.67, .68, .70, .83, .93, 1.00, 1.08, 1.17, 1.32, 1.50             9.4%
          Price/Earnings Ratio.....21.2
  2,400   Sara Lee Corp. @ 31 1/2 ...................................................                     75,600
          Manufacturer of brand name packaged food and consumer products
          Earnings P/S....$.59, .71, .88, .95, 1.08, 1.54, 1.40, .44, 1.62, 1.83             13.4%
          Dividends P/S....$.20, .25, .30, .36, .42, .47, .50, .58, .64, .68                 14.6%
          Price/Earnings Ratio.....18.1
                                                                                                      ----------
                                                                                                         451,588
                                                                                                      ----------
Diversified Operations (1.69%)
  1,300   Corning Inc. @ 37 1/4 .....................................................                     48,425
          Operations are in laboratory services, fiber optics, specialty materials and consumer products Earnings P/S....$1.03, 1.63, 1.40, 1.54,
          1.59, 1.70, 1.44, (.001), (.47), 1.46                                               4.0%
          Dividends P/S....$.35, .36, .38, .41, .46, .53, .62, .68, .69, .72                  8.3%
          Price/Earnings Ratio.....26.5
  1,500   Federal Signal Corp. @ 22 5/8 .............................................                     33,938
          Manufactures fire trucks and street sweepers, as well as public safety, signaling and communications equipment
          Earnings P/S....$.32, .41, .50, .66, .63, .70, .72, .92, 1.13, 1.19                15.7%
          Dividends P/S....$.14, .15, .16, .19, .22, .27, .32, .36, .42, .50                 15.2%
          Price/Earnings Ratio.....19.2
                                                                                                      ----------
                                                                                                          82,363
                                                                                                      ----------
Electrical Equipment (11.15%)
  2,200   AMP Inc. @ 38 1/4 .........................................................                     84,150
          World's largest manufacturer of electrical/electronic connectors
          Earnings P/S....$1.16, 1.48, 1.32, 1.35, 1.29, 1.26, 1.41, 1.52, 1.84, 2.09         6.8%
          Dividends P/S....$.37, .43, .50, .60, .68, .72, .76, .80, .84, .92                 10.7%
          Price/Earnings Ratio.....18.5
  1,800   Emerson Electric Co. @ 83 3/4 .............................................                    150,750
          Produces and sells electrical/electronic products and systems
          Earnings P/S....$2.00, 2.31, 2.63, 2.75, 2.81, 2.92, 3.10, 3.91, 4.03, 4.42         9.2%
          Dividends P/S....$.93, .98, 1.03, 1.16, 1.28, 1.34, 1.40, 1.47, 1.60, 1.84          7.9%
          Price/Earnings Ratio.....19.4
  2,500   General Electric Co. @ 83 1/8 .............................................                    207,813
          Dominant force in home appliances, electrical power, and financial services
          Earnings P/S....$1.60, 1.88, 2.18, 2.43, 2.52, 2.55, 2.24, 3.13, 3.67, 4.14        11.1%
          Dividends P/S....$.58, .65, .70, .82, .94, 1.02, 1.12, 1.26, 1.44, 1.64            12.2%
          Price/Earnings Ratio.....20.7


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

                                                                                           COMPOUND
 NUMBER                                                                                     GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                     RATE        VALUE
---------                                                                                    ----        -----
Electrical Equipment (continued)
  1,500   W.W. Grainger, Inc. @ 67 1/2 ..............................................                 $  101,250
          Leading distributor of electrical equipment
          Earnings P/S....$1.48, 1.57, 1.96, 2.19, 2.35, 2.43, 2.71, 3.19, 2.55, 3.89        11.3%
          Dividends P/S....$.36, .39, .43, .50, .57, .61, .65, .71, .78, .89                 10.6%
          Price/Earnings Ratio.....18.0
                                                                                                      ----------
                                                                                                         543,963
                                                                                                      ----------
Energy (2.13%)
    700   Exxon Corp. @ 81 3/8 ......................................................                     56,963
          Major factor in the crude oil, natural gas and chemical industry
          Earnings P/S....$3.43, 3.83, 3.51, 3.10, 4.76, 3.56, 3.95, 3.91, 5.08, 5.32         5.0%
          Dividends P/S....$1.80, 1.90, 2.15, 2.30, 2.47, 2.68, 2.83, 2.88, 2.91, 3.00        5.8%
          Price/Earnings Ratio.....15.9
  1,300   Questar Corp. @ 36 1/4 ....................................................                     47,125
          Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
          Earnings P/S....$.67, .64, 1.27, 1.46, 1.67, 1.46, 2.24, 1.92, 1.12, 2.27          14.5%
          Dividends P/S....$.87, .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16             3.3%
          Price/Earnings Ratio.....16.2
                                                                                                      ----------
                                                                                                         104,088
                                                                                                      ----------
Healthcare (9.65%)
  1,800   Abbott Laboratories @ 45 1/8 ..............................................                     81,225
          Major pharmaceutical and healthcare firm
          Earnings P/S....$.70, .84, .97, 1.11, 1.19, 1.38, 1.58, 1.77, 2.01, 2.28           14.0%
          Dividends P/S....$.20, .24, .29, .34, .40, .48, .58, .66, .74, .82                 17.0%
          Price/Earnings Ratio.....20.5
  1,600   American Home Products
          Corp. @ 59 1/4 ............................................................                     94,800
          Leading manufacturer of ethical pharmaceuticals
          Earnings P/S....$(1.32), 1.61, 1.77, 3.03, 1.95, 1.85, 2.30, 2.42, 3.48, 1.97        NMF
          Dividends P/S....$.78, .84, .90, .98, 1.08, 1.19, 1.33, 1.43, 1.47, 1.51            7.6%
          Price/Earnings Ratio.....31.3
  2,800   Johnson & Johnson @ 49 1/4 ................................................                    137,900
          Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
          Earnings P/S....$.59, .71, .80, .86, 1.03, 1.16, 1.31, 1.47, 1.73, 2.04            14.8%
          Dividends P/S....$.17, .20, .24, .28, .33, .39, .45, .51, .57, .64                 15.9%
          Price/Earnings Ratio.....24.3
    400   Medtronic, Inc. @ 52 ......................................................                     20,800
          World's leading producer of implantable cardiac pacemakers
          Earnings P/S....$.79, .92, 1.01, .50, .59, .72, .93, 1.07, 1.43, 1.99              10.8%
          Dividends P/S....$.05, .06, .07, .09, .10, .12, .14, .17, .21, .26                 20.1%
          Price/Earnings Ratio.....30.7
  1,000   Merck & Co., Inc. @ 65 5/8 ................................................                     65,625
          World's largest ethical drug manufacturer
          Earnings P/S....$.74, 1.02, 1.26, 1.52, 1.67, 1.97, 1.77, 2.33, 2.53, 2.90         16.4%
          Dividends P/S....$.21, .27, .43, .55, .64, .77, .92, 1.03, 1.14, 1.24              21.8%
          Price/Earnings Ratio.....23.1
  1,000   Pfizer Inc. @ 71 ..........................................................                     71,000
          Leading ethical pharmaceutical producer
          Earnings P/S....$1.02, 1.18, 1.01, 1.19, 1.25, 1.18, 1.76, 1.14, 2.22, 2.72        11.5%
          Dividends P/S....$.41, .45, .50, .55, .60, .66, .74, .84, .94, 1.04                10.9%
          Price/Earnings Ratio.....26.6
                                                                                                      ----------
                                                                                                         471,350
                                                                                                      ----------
Information Processing (4.65%)
  2,700   Automatic Data Processing, Inc. @ 41 5/8 ..................................                    112,388
          Largest independent computing services firm in the U.S.
          Earnings P/S....$.42, .54, .62, .72, .81, .92, 1.04, 1.19, 1.39, 1.58              15.9%
          Dividends P/S....$.09, .11, .13, .15, .17, .20, .23, .26, .29, .35                 15.9%
          Price/Earnings Ratio.....26.8
  2,100   Electronic Data Systems Corp. @ 54 1/2 ....................................                    114,450
          Leading provider of information processing services
          Earnings P/S....$.66, .79, .91, 1.04, 1.06, 1.25, 1.41, 1.59, 1.83, .85             2.9%
          Dividends P/S....$.10, .13, .17, .24, .28, .32, .36, .40, .48, .52                 20.1%
          Price/Earnings Ratio.....66.2
                                                                                                      ----------
                                                                                                         226,838
                                                                                                      ----------
Insurance (3.81%)
  1,200   AFLAC Corp. @ 34 3/8.......................................................                     41,250
          Global specialty insurer
          Earnings P/S....$.62, .72, .53, .77, .86, 1.09, 1.34, 1.72, 2.17, 2.35             16.0%
          Dividends P/S....$.11, .12, .13, .15, .18, .20, .23, .26, .30, .34                 13.4%
          Price/Earnings Ratio.....14.6
    700   American International Group @ 95 .........................................                     66,500
          Broadly based property-casualty insurance organization
          Earnings P/S....$3.92, 4.42, 4.61, 4.86, 3.13, 3.35, 3.68, 4.24, 4.91, 5.71         4.3%
          Dividends P/S....$.08, .09, .13, .16, .18, .21, .24, .26, .29, .32                 16.6%
          Price/Earnings Ratio.....17.0
    500   Chubb Corp. @ 44 3/8 ......................................................                     22,188
          Broadly based property-casualty insurance organization
          Earnings P/S....$1.99, 2.14, 2.46, 3.04, 3.26, 3.20, 3.20, 3.70, 1.43,
          3.61, 3.89                                                                          7.7%
          Dividends P/S....$.40, .45, .54, .58, .66, .74, .80, .86, .92, .98                 10.5%
          Price/Earnings Ratio.....11.6
    500   Providian Corp. @ 41 3/8 ..................................................                     20,688
          Broadly based property-casualty insurance organization
          Earnings P/S....$1.68, 2.00, 2.93, 1.70, 2.45, 2.76, 3.28, 3.04, 3.17, 4.17        10.6%
          Dividends P/S....$.41, .44, .47, .50, .54, .60, .66, .73, .80, .90                  9.1%
          Price/Earnings Ratio......9.9
    800   Reliastar Financial Corp. @ 44 1/8 ........................................                     35,300
          Financial services company engaged in life/health insurance and consumer finance
          Earnings P/S....$1.86, 1.58, 2.07, 1.99, 1.70, 1.72, 2.44, 2.95, 3.82, 4.70        10.9%
          Dividends P/S....$.43, .47, .57, .59, .65, .69, .73, .79, .88, .98                  9.6%
          Price/Earnings Ratio......9.8
                                                                                                      ----------
                                                                                                         185,926
                                                                                                      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

                                                                                           COMPOUND
 NUMBER                                                                                     GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                     RATE        VALUE
---------                                                                                    ----        -----
Media and Information Services (2.90%)
  1,500   Gannett Co., Inc @ 67......................................................                 $  100,500
          Publishes 81 daily/50 nondaily newspapers, operates 10 TV , 8 FM and 7
          AM stations
          Earnings P/S....$1.98, 2.26, 2.47, 2.36, 2.16, 2.13, 2.58, 2.93, 3.43, 3.51         6.6%
          Dividends P/S....$.86, .94, 1.02, 1.11, 1.21, 1.24, 1.26, 1.30, 1.34, 1.38          5.4%
          Price/Earnings Ratio.....19.2
  1,000   McGraw-Hill Companies, Inc. @ 41 ..........................................                     41,000
          Supplier of information products and services for business and education industry
          Earnings P/S....$1.64, 1.92, .91, 1.77, 1.70, 1.53, 1.66, .16, 2.09, 2.34           4.0%
          Dividends P/S....$.76, .84, .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20           5.2%
          Price/Earnings Ratio.....17.9
                                                                                                      ----------
                                                                                                         141,500
                                                                                                      ----------
Packaging (2.43%)
  2,000   Bemis Company, Inc. @ 29 7/8 ..............................................                     59,750
          Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
          Earnings P/S....$.59, .74, .90, .99, .96, 1.13, 1.10, 1.00, 1.50, 1.79             13.1%
          Dividends P/S....$.15, .18, .22, .30, .36, .42, .46, .50, .54, .64                 17.5%
          Price/Earnings Ratio.....18.5
  2,000   Sonoco Products Corp. @ 29 5/8 ............................................                     59,250
          Leading manufacturer of containers, paper products and packaging
          Earnings P/S....$.77, 1.10, 1.18, .52, .48, 1.11, .97, 1.24, 1.54, 1.75             9.6%
          Dividends P/S....$.18, .21, .30, .39, .43, .44, .48, .50, .53, .59                 14.1%
          Price/Earnings Ratio.....16.7
                                                                                                      ----------
                                                                                                         119,000
                                                                                                      ----------
Retail (4.38%)
    900   Lowe's Companies, Inc. @ 36 1/8 ...........................................                     32,513
          Retailer of building materials and supplies, lumber, hardware and appliances
          Earnings P/S....$.39, .46, .51, .55, .38, .16, .72, 1.21, 1.53, 1.50               16.2%
          Dividends P/S....$.098, .105, .113, .12, .13, .135, .14, .16, .17, .185             7.4%
          Price/Earnings Ratio.....26.3
    600   May Dept. Stores Co. (The) @ 45 1/2 .......................................                     27,300
          Operates 318 department stores and 3,295 shoe stores
          Earnings P/S....$1.45, 1.82, 1.76, 1.75, 2.00, 2.01, 2.36, 2.77, 3.06, 3.00         8.4%
          Dividends P/S....$.46, .50, .56, .63, .70, .73, .75, .81, .91, 1.01                 9.1%
          Price/Earnings Ratio.....15.6
  2,300   Pep Boys - Manny, Moe & Jack (The) @ 33 1/2 ...............................                     77,050
          Retailer of automotive parts and accessories
          Earnings P/S....$.62, .76, .63, .71, .60, .82, .97, 1.21, 1.32, 1.48               10.2%
          Dividends P/S....$.07, .08, .09, .11, .12, .13, .14, .15, .17, .19                 11.7%
          Price/Earnings Ratio.....23.9
  2,900   Wal-Mart Stores, Inc. @ 26 1/2 ............................................                     76,850
          Operates chain of discount department stores
          Earnings P/S....$.28, .37, .48, .52, .62, .77, .93, 1.08, 1.23, 1.24               18.0%
          Dividends P/S....$.02, .03, .04, .06, .07, .09, .11, .13, .17, .20                 30.7%
          Price/Earnings Ratio.....22.0
                                                                                                      ----------
                                                                                                         213,713
                                                                                                      ----------
Steel (0.33%)
    800   Worthington Industries, Inc. @ 20 1/4 .....................................                     16,200
                                                                                                      ----------
          Processor of close-tolerance steel
          Earnings P/S....$.45, .61, .70, .61, .50, .63, .74, .94, 1.29, 1.01                 9.4%
          Dividends P/S....$.14, .17, .19, .23, .26, .28, .32, .34, .39, .43                 13.3%
          Price/Earnings Ratio.....19.9
Telecommunications (2.77%)
  1,000   ALLTEL Corp. @ 28 1/4 .....................................................                     28,250
          One of the country's largest telephone systems
          Earnings P/S....$1.00, .94, 1.13, 1.12, 1.19, 1.14, 1.32, 1.49, 1.58, 1.85          7.1%
          Dividends P/S....$.44, .45, .51, .57, .64, .70, .74, .80, .88, .96                  9.1%
          Price/Earnings Ratio.....14.9
  2,200   Frontier Corp. @ 29 1/2 ...................................................                     64,900
          Provides telephone service to the city of Rochester N.Y. and outlying areas
          Earnings P/S....$.93, 1.06, .99, .86, 1.12, .98, 1.14, 1.43, 1.30, 1.30             3.8%
          Dividends P/S....$.64, .66, .68, .71, .73, .75, .77, .79, .81, .83                  2.9%
          Price/Earnings Ratio.....21.7
    900   SBC Communications, Inc. @ 46 5/8 .........................................                     41,963
          Provides telephone service throughout the United States and internationally
          Earnings P/S....$1.74, 1.76, 1.82, 1.84, 1.79, 2.07, 2.30, 2.55, 2.89, 3.30         7.4%
          Dividends P/S....$1.05, 1.14, 1.22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63        5.0%
          Price/Earnings Ratio.....14.4
                                                                                                      ----------
                                                                                                         135,113
                                                                                                      ----------
Tobacco (1.47%)
    800   Philip Morris Cos., Inc. @ 89 3/4 .........................................                     71,800
                                                                                                      ----------
          Global tobacco, brewing and food company
          Earnings P/S....$1.94, 2.22, 3.18, 3.83, 4.17, 5.34, 4.25, 5.96, 7.10              15.5%
          Dividends P/S....$.62, .79, 1.01, 1.25, 1.55, 1.91, 2.35, 2.60, 3.03, 3.65         21.8%
          Price/Earnings Ratio.....12.9
Transportation - Rail (0.73%)
    700   CSX Corp. @ 50 5/8 ........................................................                     35,432
                                                                                                      ----------
          Nation's third largest rail system
          Earnings P/S....$2.78, (.30), 4.11, 3.62, 2.02, (2.47), 2.06, 2.17, 2.65, 4.07      4.3%
          Dividends P/S....$.58, .58, .62, .64, .70, .72, .76, .79, .88, .92                  5.3%
          Price/Earnings Ratio.....12.4
Utilities (2.27%)
  1,000   Central and South West Corp. @ 26 3/8 .....................................                     26,374
          Dallas-based utility holding company
          Earnings P/S....$1.96, 1.72, 1.63, 1.90, 1.73, 1.92, 2.05, 1.47, 2.00, 1.63          NMF
          Dividends P/S....$1.07, 1.14, 1.22, 1.30, 1.38, 1.46, 1.54, 1.62, 1.70, 1.72        5.4%
          Price/Earnings Ratio.....15.8
  1,100   National Fuel Gas Co. @ 37 ................................................                     40,700
          Integrated natural gas system serves the Buffalo, New York area and contiguous districts reaching into western Pennsylvania and eastern
          Ohio
          Earnings P/S....$1.49, 1.65, 1.93, 1.83, 1.92, 1.99, 1.91, 2.22, 2.25, 2.62         6.5%
          Dividends P/S....$1.12, 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61        4.1%
          Price/Earnings Ratio.....14.0


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

                                                                                           COMPOUND
 NUMBER                                                                                     GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                     RATE        VALUE
---------                                                                                    ----        -----
Utilities (continued)
    800   Union Electric Co. @ 37 3/8 ...............................................                    $29,900
          Largest electric utility in Missouri
          Earnings P/S....$2.91, 2.56, 2.91, 2.74, 2.90, 2.61, 3.15, 2.81, 2.80, 2.85          NMF
          Dividends P/S....$1.86, 1.92, 1.94, 2.02, 2.10, 2.18, 2.26, 2.34, 2.40, 2.46        3.2%
          Price/Earnings Ratio.....12.9
    500   Wisconsin Energy Corp. @ 27 1/2 ...........................................                     13,750
          Electric and gas utility holding company
          Earnings P/S....$1.70, 1.82, 1.92, 1.83, 1.85, 1.80, 1.68, 1.57, 2.10, 2.07         2.2%
          Dividends P/S....$.88, .94, 1.01, 1.09, 1.16, 1.22, 1.29, 1.34, 1.40, 1.46          5.8%
          Price/Earnings Ratio.....13.0
                                                                                                      ----------
                                                                                                         110,724
                                                                                                      ----------
                                                             TOTAL COMMON STOCKS
                                                               (Cost $3,418,002)                       3,943,687
                                                                                                      ----------

PAR VALUE UNITED STATES GOVERNMENT
 (000'S   AND AGENCY OBLIGATIONS
OMITTED)  (4.18%)
--------
  200     United States Treasury, Note 7.25%, 08-15-04 @ 102.078.....................                    204,156
                                                                                                      ----------
                                                       TOTAL UNITED STATES GOVERNMENT
                                                             AND AGENCIES OBLIGATIONS
                                                                      (Cost $203,125)                    204,156
                                                                                                      ----------


 NUMBER   SHORT-TERM INVESTMENTS                                                           INTEREST      MARKET
OF SHARES (14.99%)                                                                           RATE        VALUE
---------                                                                                    ----        -----
Joint Repurchase Agreement (14.92%)
  728     Investment in a joint repurchase
          agreement transaction with
          SBC Capital Markets, Inc. -
          Dated 08-30-96, due 09-03-96
          (secured by U.S. Treasury Bonds,
          7.25% thru 12.00% due 08-15-13
          thru 08-15-22 and by U.S.
          Treasury Note, 5.25%,
          due 12-31-97) Note A.............                                                 5.26%       $728,000
                                                                                                      ----------
Corporate Savings Account (0.07%)
          Investors Bank & Trust Company
          Daily Interest Savings Account
          Current Rate 4.75%...............                                                                3,281
                                                                                                      ----------
        TOTAL SHORT-TERM INVESTMENTS                                                      (14.99%)       731,281
                                                                                           ------     ----------
                   TOTAL INVESTMENTS                                                      (99.98%)    $4,879,124
                                                                                           ======     ==========

NMF No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Institutional Series Trust -- Active Bond Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Active Bond Fund on August 31, 1996. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                            PAR VALUE
                                                                                         INTEREST    S+P      (000'S      MARKET
ISSUER, DESCRIPTION                                                                        RATE    RATING    OMITTED)     VALUE
-------------------                                                                        ----    ------    --------     -----
PUBLICLY TRADED BONDS
Banks (6.80%)
  Barclays North American Capital Corp., Gtd Cap Note 5/15/21....................          9.750%    AA-       $ 25    $   28,156
  International Bank For Reconstruction and Development, 30 Yr Bond 7/15/17......          9.250     AAA         25        29,424
  RBSG Capital Corp., Gtd Cap Note 3/01/04.......................................         10.125     A+          25        28,562
                                                                                                                       ----------
                                                                                                                           86,142
                                                                                                                       ----------
Broadcasting (3.98%)
  Cablevision Systems Corp., Sr Sub Deb 4/01/04..................................         10.750     B            5         5,125
  Century Communications Corp., Sr Sub Deb 10/15/03..............................         11.875     B+          10        10,625
  Lenfest Communications, Inc., Sr Sub Note 6/15/06, (R).........................         10.500     BB-         10         9,950
  NS Group, Inc., Sr Sec Note 7/15/03............................................         13.500     B-           5         4,913
  Time Warner Inc., Deb 1/15/13, (R).............................................          9.125     BBB-        10        10,242
  Viacom Inc., Sr Note 6/01/05...................................................          7.750     BB+         10         9,533
                                                                                                                       ----------
                                                                                                                           50,388
                                                                                                                       ----------
Finance (4.67%)
  Contifinancial Corp., Sr Note 8/15/03..........................................          8.375     BB+          5         4,913
  CS First Boston, Sub Note 5/15/06, (R).........................................          7.750     A3*         10        10,022
  Fairfax Financial Holdings, Ltd., Note 4/15/26.................................          8.300     BBB+        25        24,379
  Money Store Trust, (The) Asset Backed Ctf, Ser 1995-C 9/15/11..................          6.375     AAA          5         4,811
  Polysindo International Finance Co., Gtd Sec Note 6/15/06......................         11.375     BB           5         5,038
  Spieker Properties, L.P., Medium Term Note 7/19/05.............................          8.000     BBB         10        10,033
                                                                                                                       ----------
                                                                                                                           59,196
                                                                                                                       ----------
Governmental - U.S. (36.51%)
  United States Treasury,
   Bond 8/15/17..................................................................          8.875     AAA         30        35,136
   Bond 5/15/18..................................................................          9.125     AAA         25        30,000
   Bond 2/15/23..................................................................          7.125     AAA         40        39,312
   Note 11/15/96.................................................................          7.250     AAA         25        25,084
   Note 5/15/98..................................................................          9.000     AAA         95        99,110
   Note 11/30/99.................................................................          7.750     AAA        135       139,493
   Note 5/15/01..................................................................          8.000     AAA         65        68,340
   Note 2/15/05..................................................................          7.500     AAA         25        25,899
                                                                                                                       ----------
                                                                                                                          462,374
                                                                                                                       ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Institutional Series Trust -- Active Bond Fund

                                                                                                            PAR VALUE
                                                                                         INTEREST    S+P      (000'S      MARKET
ISSUER, DESCRIPTION                                                                        RATE    RATING    OMITTED)     VALUE
-------------------                                                                        ----    ------    --------     -----
Governmental - U.S. Agencies (13.40%)
  Federal Home Loan Mortgage Corp., Ser 1601 10/15/08............................          6.000%    AAA       $ 25    $   22,180
  Government National Mortgage Association,
   30 Yr SF Pass thru Ctf 11/15/24...............................................          8.000     AAA        137       137,542
   30 Yr SF Pass thru Ctf 8/15/26................................................          8.000     AAA         10         9,997
                                                                                                                       ----------
                                                                                                                          169,719
                                                                                                                       ----------
Insurance (0.72%)
  New York Life Insurance Co., Surplus Note 12/15/23, (R)........................          7.500     AA          10         9,149
                                                                                                                       ----------
Paper (0.37%)
  Repap New Brunswick, Sr Note 4/15/05...........................................         10.625     B+           5         4,750
                                                                                                                       ----------
Publishing (1.92%)
  News America Holdings, Inc., Deb 8/10/18.......................................          8.250     BBB         25        24,283
                                                                                                                       ----------
Steel (0.77%)
  Weirton Steel Corp., Sr Note 7/01/04, (R)......................................         11.375     B           10         9,700
                                                                                                                       ----------
Telecommunications (1.52%)
  TCI Communications, Inc., Deb 8/01/15..........................................          8.750     BBB-        15        14,243
  Teleport Communications Group Inc., Sr Note 7/01/06............................          9.875     B            5         5,013
                                                                                                                       ----------
                                                                                                                           19,256
                                                                                                                       ----------
Tobacco (1.09%)
  RJR Nabisco, Inc., Note 9/15/03................................................          7.625     BBB-        15        13,800
                                                                                                                       ----------
Utilities (18.36%)
  Cleveland Electric Illuminating Co., 1st Mtg Note 5/15/05......................          9.500     BB          10         9,675
  CTC Mansfield Funding Corp., Sec Lease Oblig 9/30/16...........................         11.125     B+          15        15,080
  E.I.P. Refunding Corp., Sec Fac Bond 10/01/12..................................         10.250     B+          25        25,580
  Empresa Electrica Pehuenche S.A., Note 5/1/03..................................          7.300     BBB+        25        24,564
  First PV Funding Corp., Lease Oblig Ser 1986-B 1/15/16.........................         10.150     B+          10        10,525
  GTE Corp., Deb 11/15/17........................................................         10.300     BBB+        25        27,234
  Hydro-Quebec (Gtd By Province Of Quebec),
   Deb 2/01/03...................................................................          7.375     A+          25        25,008
   Deb Ser HS 2/01/21............................................................          9.400     A+          15        17,005
  Iberdrola International B.V., Gtd Note 6/01/23, (R)............................          7.125     AA-         25        24,938
  Long Island Lighting Co., Gen Ref Bond 5/01/21.................................          9.750     BBB-        25        24,558
  Midland Funding Corp. I, Sr Sec Lease Oblig Ser C 7/23/02......................         10.330     BB-         22        23,409
  System Energy Resources, Bond 8/01/01..........................................          7.710     BBB-         5         5,044
                                                                                                                       ----------
                                                                                                                          232,620
                                                                                                                       ----------
                                                     TOTAL PUBLICLY TRADED BONDS
                                                               (Cost $1,165,631)                            (90.11%)    1,141,377
                                                                                                             ------    ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Institutional Series Trust -- Active Bond Fund

                                                                                                      PAR VALUE
                                                                                         INTEREST       (000'S       MARKET
ISSUER, DESCRIPTION                                                                        RATE        OMITTED)      VALUE
-------------------                                                                        ----        --------      -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.95%)
  Investment in a joint repurchase agreement transaction with SBC Capital
   Markets, Inc. - Dated 08-30-96, due 9-03-96 (Secured by U. S. Treasury
   Bonds 7.25% through 12.00%, due 8-15-13 through 8-15-22, and
   by U.S. Treasury Note, 5.25%, due 12-31-97) - Note A................................   5.260%          $126     $ 126,000
                                                                                                                  ----------
Corporate Savings Account (0.05%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current rate 4.75%..................................................................                                  700
                                                                                                                  ----------
                                                    TOTAL SHORT-TERM INVESTMENTS                       (10.00%)      126,700
                                                                                                        ------    ----------
                                                               TOTAL INVESTMENTS                      (100.11%)   $1,268,077
                                                                                                       =======    ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $74,001 as of August 31,1996. See note A of the Notes to Financial Statements for valuation policy.

  * Credit ratings are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poors ratings are not available.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Institutional Series Trust -- Global Bond Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Global Bond Fund on August 31, 1996. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             PAR VALUE
                                                     INTEREST  (000'S    MARKET
ISSUER, DESCRIPTION                                    RATE   OMITTED)#   VALUE
-------------------                                    ----   ---------   -----
BONDS
Australia (1.29%)
  Commonwealth of Australia,
   Bond Ser 400 04-15-00 ...............              7.000%      17    $ 13,259
                                                                        --------
Canada (2.17%)
  Government of Canada,
   Bond 09-01-01 .......................              7.000       30      22,191
                                                                        --------
Denmark (3.86%)
  Kingdom of Denmark, Bond-Bullet
   03-15-06 ............................              8.000      217      39,563
                                                                        --------
France (3.88%)
  Republic of France,
   Deb 04-25-05 ........................              7.500      100      21,221
   Deb 10-25-05 ........................              7.750       86      18,541
                                                                        --------
                                                                          39,762
                                                                        --------
Germany (13.41%)
  Federal Republic of Germany,
   Bond Ser 96 01-05-06 ................              6.000      209     137,337
                                                                        --------
Italy (6.16%)
  Republic of Italy, Bond 11-01-00 .....             10.500   90,000      63,134
                                                                        --------
Spain (4.77%)
  Kingdom of Spain,
   Deb 02-28-05 ........................             10.000    5,710      48,819
                                                                        --------
Sweden (4.04%)
  Kingdom of Sweden,
   Bond Ser 1033 05-05-03 ..............             10.250      200      34,035
  Swedish Export Credit Corp.,
   Global Bond 06-05-01 ................              6.500       50       7,298
                                                                        --------
                                                                          41,333
                                                                        --------
United Kingdom (7.85%)
  United Kingdom Treasury,
   Bond 12-07-06 .......................              7.500       53      80,459
                                                                        --------
United States (48.43%)
  Federative Republic of Brazil,
   Floating Rate Bond
   Ser EI-L 04-15-06 ...................              6.500*     100      84,250
  Republic of Argentina,
   Global Bond 02-23-01 ................              9.250       25      23,750
  United Mexican States,
   Global Bond 02-06-01 ................              9.750       25      25,187
  United States Treasury,
   Note 02-28-98 .......................              5.125       50      49,226
   Note 05-31-98 .......................              6.000       55      54,725
   Note 06-30-98 .......................              6.250       30      29,972
   Note 12-31-00 .......................              5.500       81      77,380
   Note 05-15-05 .......................              6.500      156     151,637
                                                                        --------
                                                                         496,127
                                                                        --------
                             TOTAL BONDS
                          (Cost $985,460)            (95.86%)            981,984
                                                                        --------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.05%)
  Investment in a joint repurchase agreement
   transaction with SBC Capital Markets Inc. -
   Dated 08-30-96, due 09-03-96 (secured by
   U.S. Treasury Bond, 8.125% due 08-15-21,
   and by U.S. Treasury Note, 7.50%
   due 12-31-96) Note A.....                          5.260       21     21,000
                                                                      ----------
            TOTAL SHORT-TERM INVESTMENTS
                           (Cost $21,000)                     (2.05%)    21,000
                                                             -------  ----------
                       TOTAL INVESTMENTS                     (97.91%) $1,002,984
                                                             =======  ==========

# Par value of foreign bonds are expressed in local currency.
* Represents rate in effect on August 31, 1996.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds - Institutional Series Trust -- Global Bond Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investment by country of denomination for individual securities held by the fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at August 31, 1996 assigned to the various investment categories.

                                                      MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                   AS A % OF NET ASSETS
---------------------                                   --------------------
Finance...............................................           0.71%
Governmental - Foreign................................          59.72
Governmental - United States..........................          35.43
Short-term Investments................................           2.05
                                                                -----
                                     TOTAL INVESTMENTS          97.91%
                                                                =====


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Multi-Sector Growth Fund on August 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position are listed last.

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
COMMON STOCKS
Aerospace (4.13%)
  Hexcel Corp.* ..............................            5,500       $   96,938
  Precision Castparts Corp. ..................            4,000          195,500
  Rohr Industries, Inc.* .....................            4,000           83,500
  Wyman-Gordon Co.* ..........................           18,500          386,188
                                                                      ----------
                                                                         762,126
                                                                      ----------
Computers (8.71%)
  BDM International, Inc.* ...................            6,400          339,200
  Cisco Systems, Inc.* .......................            3,300          174,075
  Comverse Technology, Inc.* .................           11,000          387,750
  McAfee Associates, Inc.* ...................            3,400          202,725
  Netscape Communications Corp.* .............            4,500          159,188
  Peoplesoft, Inc.* ..........................            2,300          176,525
  Sun Microsystems, Inc.* ....................            3,100          168,563
                                                                      ----------
                                                                       1,608,026
                                                                      ----------
Finance (4.80%)
  Aames Financial Corp. ......................            4,000          195,500
  Amresco, Inc.* .............................            4,500          107,430
  Associates First Capital Corp. .............            2,200           86,900
  Cityscape Financial Corp.* .................            2,700           74,250
  Green Tree Financial Corp. .................            4,500          156,375
  Imperial Credit Industries, Inc.* ..........            3,000           90,750
  United Companies Finanacial Corp. ..........            4,600          174,800
                                                                      ----------
                                                                         886,005
                                                                      ----------
Leisure (8.03%)
  Anchor Gaming* .............................              900           49,163
  Callaway Golf Co. ..........................            5,400          178,200
  Lewis Galoob Toys, Inc.* ...................           15,200          399,000
  Prime Hospitality Corp.* ...................           21,500          408,500
  Sodak Gaming, Inc.* ........................            8,600          447,200
                                                                      ----------
                                                                       1,482,063
                                                                      ----------
Metals (5.59%)
  Oregon Metallurgical Corp.* ................            7,300          217,175
  RMI Titanium Co.* ..........................           17,200          350,450
  Titanium Metals Corp.* .....................           19,400          463,175
                                                                      ----------
                                                                       1,030,800
                                                                      ----------
Mining (6.28%)
  Aurora Gold Ltd. (Australia)* ..............           20,000           38,770
  Bema Gold Corp. (Canada)* ..................           38,000          292,125
  Compania de Minas Buenaventura S.A .........
   (American Depositary Receipt) (Peru)* .....           14,000          264,250
  Euro-Nevada Mining Corp. (Canada) ..........            8,000          198,791
  Getchell Gold Corp.* .......................            3,000          131,250
  Newmont Gold Co. ...........................            1,500           80,813
  Stillwater Mining Co.* .....................            7,500          153,750
                                                                      ----------
                                                                       1,159,749
                                                                      ----------
Oil & Gas - Equipment and Services (22.97%)
  Baker Hughes, Inc. .........................            6,500          196,625
  Diamond Offshore Drilling, Inc.* ...........           10,200          520,200
  Energy Ventures, Inc.* .....................           11,900          391,213
  Ensco International, Inc.* .................           12,500          365,625
  Falcon Drilling Co., Inc.* .................           15,500          350,688
  Global Marine, Inc.* .......................           38,000          546,250
  Nabors Industries, Inc.* ...................           10,000          148,750
  Pool Energy Services Co.* ..................            7,000           81,375
  Precision Drilling Corp. (Class A) (Canada)*            9,500          236,065
  Pride Petroleum Services, Inc.*  ...........           12,000          172,500
  Reading & Bates Corp.* .....................           18,500          453,250
  Smith International, Inc.* .................           12,500          434,375
  Varco International, Inc.* .................           21,200          341,850
                                                                      ----------
                                                                       4,238,766
                                                                      ----------
Oil & Gas - Exploration and Production (17.37%)
  Barrett Resources Corp.* ...................            5,400          178,875
  Benton Oil & Gas Co.* ......................           21,700          431,288
  Canadian Natural Resources Ltd. (Canada)* ..            9,000          184,503
  Chesapeake Energy Corp.* ...................            7,700          413,875
  Flores & Rucks, Inc.* ......................           10,800          355,050
  Forcenergy, Inc.* ..........................           11,000          237,875
  Helmerich & Payne, Inc. ....................            4,000          158,000
  Newfield Exploration Co.* ..................            3,000          133,875
  Nuevo Energy Co.* ..........................           12,500          467,188


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
Oil & Gas - Exploration and Production (continued)
  Stone Energy Corp.* ........................            6,000       $  117,750
  Swift Energy Co.* ..........................           15,800          393,025
  Vintage Petroleum, Inc. ....................            5,300          133,825
                                                                      ----------
                                                                       3,205,129
                                                                      ----------
Real Estate (3.30%)
  BRE Properties, Inc. (Class A) .............            4,000           78,500
  Beacon Properties Corp. ....................            3,200           87,200
  Franchise Finance Corporation of America ...            3,200           76,000
  Reckson Associates Realty Corp. ............            2,500           88,438
  Spieker Properties, Inc. ...................            2,700           80,663
  Starwood Lodging Trust .....................            5,200          197,600
                                                                      ----------
                                                                         608,401
                                                                      ----------
Telecommunications (2.77%)
  Cascade Communications Corp.* ..............            3,400          231,625
  DSP Communications, Inc.* ..................            5,500          279,813
                                                                      ----------
                                                                         511,438
                                                                      ----------
Tobacco (0.68%)
  Consolidated Cigar Holdings, Inc.* .........            4,000          126,000
                                                                      ----------
                          TOTAL COMMON STOCKS

                            (Cost $13,490,761)          (84.63%)      15,618,503
                                                         ------       ----------

                                           INTEREST    PAR VALUE
                                             RATE    (000'S OMITTED)
                                             ----    ---------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (15.25%)

  Investment in a joint repurchase
   agreement transaction with SBC
   Capital Markets, Inc.
   Dated 08-30-96, due 09-03-96
   (secured by U.S. Treasury Bonds,
   7.25% thru 12.00% due 08-15-13
   thru 08-15-22 and by U.S. Treasury
   Note, 5.25% due 12-31-97)
   Note A..................                 5.26%       $2,815         2,815,000
                                                                     -----------
                     TOTAL SHORT-TERM INVESTMENTS      (15.25%)        2,815,000
                                                        ------       -----------
                                TOTAL INVESTMENTS      (99.88%)      $18,433,503
                                                        ======       ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Multi-Sector Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at August 31, 1996 assigned to country categories.

                                                              MARKET VALUE AS A
                                                                 PERCENTAGE OF
COUNTRY DIVERSIFICATION                                       FUND'S NET ASSETS
-----------------------                                       -----------------
Australia ................................................          0.21%
Canada ...................................................          4.94
Peru .....................................................          1.43
United States ............................................         93.30
                                                                   -----
                             TOTAL INVESTMENTS ...........         99.88%
                                                                   =====


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

    John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fundamental Value Fund on August 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position are listed last.

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
COMMON STOCKS
Aerospace (2.33%)
  Thiokol Corp. ..............................            3,000       $  134,625
                                                                      ----------
Automobile/Trucks (5.42%)
  Arvin Industries Inc. ......................           13,600          312,800
                                                                      ----------
Beverages (4.54%)
  Coors (Adolph) Co. (Class B) ...............           13,100          262,000
                                                                      ----------
Chemicals (1.04%)
  Sybron Chemicals, Inc.* ....................            3,800           59,850
                                                                      ----------
Diversified Operations (10.52%)
  ACX Technologies, Inc.* ....................           10,000          167,500
  Hanson PLC ADR (Great Britain) .............           15,900          200,738
  Horsham Corp. (Canada) .....................           18,000          238,500
                                                                      ----------
                                                                         606,738
                                                                      ----------
Food (9.69%)
  Archer-Daniels-Midland Co. .................           15,241          270,523
  Morrison Health Care, Inc. .................            4,333           53,079
  Savannah Foods & Industries, Inc. ..........           19,000          235,125
                                                                      ----------
                                                                         558,727
                                                                      ----------
Leisure (1.05%)
  Outboard Marine Corp. ......................            3,600           60,300
                                                                      ----------
Oil & Gas (5.85%)
  Daniel Industries, Inc. ....................           17,800          242,525
  Parker Drilling Co.* .......................           13,600           95,200
                                                                      ----------
                                                                         337,725
                                                                      ----------
Paper & Paper Products (4.83%)
  Glatfelter (P.H.) Co. ......................           13,400          244,550
  James River Corp. of Virginia ..............            1,300           33,800
                                                                      ----------
                                                                         278,350
                                                                      ----------
Pollution Control (4.37%)
  Calgon Carbon Corp. ........................           21,900          251,850
                                                                      ----------
Real Estate Operations (4.73%)
  Tejon Ranch Co. ............................           17,200          273,050
                                                                      ----------
Retail (16.05%)
  Brown Group, Inc. ..........................            4,000           76,000
  Darden Restaurants, Inc. ...................           20,000          160,000
  Morrison Fresh Cooking, Inc. ...............           38,250          215,156
  Ruby Tuesday, Inc. .........................            6,500          134,875
  Ruddick Corp. ..............................           20,000          257,500
  Russ Berrie & Co., Inc. ....................            5,200           82,550
                                                                      ----------
                                                                         926,081
                                                                      ----------
Telecommunications (3.97%)
  ANTEC Corp. * ..............................           16,500          228,938
                                                                      ----------
Textile (8.97%)
  Burlington Industries Inc. * ...............           20,000          270,000
  Delta Woodside Industries, Inc. ............            2,900           14,500
  Garan, Inc. ................................           14,000          232,750
                                                                      ----------
                                                                         517,250
                                                                      ----------
Transport (4.29%)
  Overseas Shipholding Group, Inc. ...........           13,200          247,500
                                                                      ----------
Utilities (3.93%)
  Destec Energy, Inc.* .......................           17,100          226,575
                                                                      ----------
             TOTAL COMMON STOCKS
              (Cost $5,324,542) ..............           (91.58%)      5,282,359
                                                          ------      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

    John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

                                                             PAR VALUE
                                                     INTEREST  (000'S    MARKET
ISSUER, DESCRIPTION                                    RATE   OMITTED)#   VALUE
-------------------                                    ----   ---------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.55%)
  Investment in a joint repurchase agreement
   transaction with SBC Capital Markets, Inc. -
   Dated 08-30-96, Due 09-03-96 (secured by
   U.S. Treasury Bonds, 7.25% thru 12.00% Due
   08-15-13 thru 08-15-22 and by U.S.
   Treasury Note, 5.25% due 12-31-97) - Note A....     5.26%   $493   $  493,000
                                                                      ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75%.............................                           725
                                                                      ----------
                      TOTAL SHORT-TERM INVESTMENTS            (8.56%)    493,725
                                                             -------  ----------
                                 TOTAL INVESTMENTS          (100.14%) $5,776,084
                                                             =======  ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on August 31, 1996. It's divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
COMMON STOCKS
Australia (4.22%)
  Broken Hill Proprietary Co., Ltd.
   (Diversified Operations) ..................            1,210       $   16,483
  News Corp. Ltd. (The) (Media) ..............            3,100           16,529
  Plutonic Resources Ltd. (Metal)  ...........           20,000          100,467
                                                                      ----------
                                                                         133,479
                                                                      ----------
Brazil (1.88%)
  Telecomunicacoes Brasileiras S/A,
   American Depositary Receipts (ADR)
   (Telecommunications) ......................              800           59,500
                                                                      ----------
Chile (0.80%)
  Santa Isabel S.A. (ADR) (Retail) ...........            1,000           25,375
                                                                      ----------
France (4.21%)
  Banque Nationale de Paris
   (Banks - Foreign) .........................              280           10,089
  Carrefour SA (Retail) ......................              150           75,825
  LVMH Moet Hennessy Louis Vuitton
   (Beverages) ...............................              225           47,424
                                                                      ----------
                                                                         133,338
                                                                      ----------
Germany (3.79%)
  Mannesmann AG (Diversified Operations) .....              130           46,918
  Schering AG (Medical) ......................            1,000           72,993
                                                                      ----------
                                                                         119,911
                                                                      ----------
Hong Kong (14.88%)
  Cheung Kong (Holdings) Ltd.
   (Real Estate Operations) ..................           11,000           77,179
  CITIC Pacific Ltd. (Diversified Operations)            12,000           52,768
  Hong Kong & Shanghai Hotels Ltd. (Leisure) .           30,000           51,798
  HSBC Holdings Ltd. (Banks - Foreign) .......            3,400           58,704
  Hutchison Whampoa Ltd. (Diversified
   Operations) ...............................           10,000           60,528
  Joyce Boutique Holdings Ltd. (Retail) ......          250,000           66,283
  Swire Pacific Ltd. (Diversified Operations)             7,000           62,241
  Wharf Holdings Ltd. (Real Estate
   Operations) ...............................           11,000           41,542
                                                                      ----------
                                                                         471,043
                                                                      ----------
Japan (25.74%)
  Bridgestone Corp. (Rubber - Tires & Misc) ..            4,000           65,525
  Daido Steel Co., Ltd. (Steel) ..............            3,000           13,390
  Denki Kagaku Kogyo K.K. (Chemicals) ........            4,000           13,473
  Fujisawa Pharmaceutical Co., Ltd.
   (Medical) .................................            3,000           27,388
  Matsushita Electric Industrial Co., Ltd.
   (Electronics) .............................            5,000           84,208
  Matsushita-Kotobuki Electronics Industries,
   Ltd. (Electronics) ........................            2,000           48,040
  Mitsubishi Heavy Industries, Ltd.
   (Machinery) ...............................           10,000           79,054
  Nippon Steel Corp. (Steel) .................           30,000           94,975
  Nippon Television Network Corp. (Media) ....              200           59,636
  NKK Corp. (Steel)* .........................            6,000           15,848
  Rohm Co., Ltd. (Electronics) ...............              400           23,965
  Sanwa Bank Ltd. (Banks - Foreign) ..........            4,000           70,679
  Seino Transportation Co., Ltd. (Transport) .            1,000           14,725
  Sony Corp. (Electronics) ...................              700           43,935
  Sony Music Entertainment, Inc.
   (Electronics) .............................            2,000           78,410
  Sumitomo Osaka Cement Co., Ltd.
   (Building) ................................            3,000           12,176
  Sumitomo Trust & Banking Co., Ltd.
   (Banks - Foreign) .........................            1,000           11,872
  TDK Corp. (Electronics) ....................            1,000           57,611
                                                                      ----------
                                                                         814,910
                                                                      ----------
Malaysia (1.03%)
  Resorts World Berhad (Leisure) .............            6,000           32,732
                                                                      ----------
Mexico (1.35%)
  Telefonos de Mexico S.A. de C.V. (ADR)
   (Telecommunications) ......................            1,300           42,737
                                                                      ----------
Netherlands (2.38%)
  Koninklijke P.T.T. Nederland (Utilities) ...              425           14,909
  PolyGram N.V. (Household) ..................            1,015           60,444
                                                                      ----------
                                                                          75,353
                                                                      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
New Zealand (2.44%)
  Carter Holt Harvey Ltd. (Building) .........           15,300       $   34,329
  Telecom Corporation of New Zealand
   (Telecommunications) ......................            9,000           43,058
                                                                      ----------
                                                                          77,387
                                                                      ----------
Norway (2.10%)
  Nycomed ASA (Medical)* .....................            2,000           24,966
  Orkla AS (Diversified Operations) ..........              750           41,487
                                                                      ----------
                                                                          66,453
                                                                      ----------
Singapore (3.65%)
  Fraser & Neave Ltd. (Beverages)  ...........            2,400           24,222
  Jardine Matheson Holdings Ltd.
   (Diversified Operations) ..................            2,400           15,120
  Keppel Corp. Ltd. (Diversified Operations) .           10,000           76,048
                                                                      ----------
                                                                         115,390
                                                                      ----------
Sweden (1.76%)
  Investor AB (Diversified Operations) .......            1,550           55,712
                                                                      ----------
Switzerland (2.85%)
  ABB AG (formerly BBC Brown Boveri AG)
   (Engineering / R&D Services) ..............               80           19,528
  Ciba Geigy AG (Medical) ....................               42           53,012
  Nestle SA (Food) ...........................               15           17,558
                                                                      ----------
                                                                          90,098
                                                                      ----------
Thailand (2.19%)
  Shinawatra Computer and Communication
   Public Co., Ltd. (Computers) ..............            2,000           30,982
  Siam Cement Public Co., Ltd.
   (The) (Building) ..........................            1,000           38,411
                                                                      ----------
                                                                          69,393
                                                                      ----------
United Kingdom (16.32%)
  Bass PLC (Beverages) .......................            5,000           64,803
  Burton Group PLC (Retail) ..................           40,000           95,253
  Dixons Group PLC (Retail) ..................           11,300           95,284
  EMI PLC (formerly Thorn EMI PLC) (Leisure) .            3,140           70,655
  Pearson PLC (Media) ........................            5,000           53,092
  Regal Hotel Group PLC (Leisure)  ...........           50,000           44,503
  Thorn PLC (Consumer Products)* .............            3,140           19,024
  Wetherspoon (J.D.) PLC (Retail)  ...........            5,000           74,172
                                                                      ----------
                                                                         516,786
                                                                      ----------
                           TOTAL COMMON STOCKS
                              (Cost $2,824,068)         (91.59%)       2,899,597
                                                         ------       ----------

WARRANTS
Sweden (0.05%)
Scania AB (Automobile / Trucks)* .............            1,500            1,563
                                                                      ----------
                               TOTAL WARRANTS
                                     (Cost $0)          ( 0.05%)          1,563
                                                         ------       ----------
             TOTAL COMMON STOCKS AND WARRANTS
                             (Cost $2,824,068)          (91.64%)      2,901,160
                                                         ------       ----------

                                                             PAR VALUE
                                                     INTEREST  (000'S    MARKET
ISSUER, DESCRIPTION                                    RATE   OMITTED)#   VALUE
-------------------                                    ----   ---------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.63%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc. -
   Dated 8-30-96, due 9-03-96
   (secured by U.S. Treasury Bond,
   8.125% due 8-15-21; and
   U.S. Treasury Note, 7.50%,
   due 12-31-96) - Note A ...................       5.260%   $   305     305,000
                                                                      ----------
                 TOTAL SHORT-TERM INVESTMENTS                 (9.63%)    305,000
                                                             -------  ----------
                            TOTAL INVESTMENTS               (101.27%) $3,206,160
                                                             =======  ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at August 31, 1996 assigned to the various investment categories.

                                                      MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                    AS A % OF NET ASSETS
---------------------                                 --------------------------
Automobile/Trucks ....................................           0.05%
Banks - Foreign ......................................           4.78
Beverages ............................................           4.31
Building .............................................           2.68
Chemicals ............................................           0.43
Computers ............................................           0.98
Consumer Products ....................................           0.60
Diversified Operations ...............................          13.50
Electronics ..........................................          10.62
Engineering / R & D Services .........................           0.62
Food .................................................           0.55
Household ............................................           1.91
Leisure ..............................................           6.31
Machinery ............................................           2.50
Media ................................................           4.08
Medical ..............................................           5.63
Metal ................................................           3.17
Real Estate Operations ...............................           3.75
Retail ...............................................          13.65
Rubber ...............................................           2.07
Steel ................................................           3.92
Telecommunications ...................................           4.59
Transport ............................................           0.47
Utilities ............................................           0.47
Short-Term Investments ...............................           9.63
                                                               ------
                                     TOTAL INVESTMENTS         101.27%
                                                               ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

            John Hancock Funds - Institutional Series Trust -- Small
                           Capitalization Equity Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Equity Fund on August 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
COMMON STOCK
Advertising (6.08%)
  Ackerley Communications, Inc. ..............              200       $    5,575
  Catalina Marketing Corp.* ..................              100            4,750
  Lamar Advertising Co.* .....................              300            8,400
  Universal Outdoor Holdings, Inc.* ..........              300            9,150
                                                                      ----------
                                                                          27,875
                                                                      ----------
Aerospace (0.95%)
  REMEC, Inc.* ...............................              300            4,350
                                                                      ----------
Agricultural Operations (0.78%)
  Northland Cranberries, Inc. (Class A) ......              100            3,600
                                                                      ----------
Automobile/Trucks (1.05%)
  Gentex Corp. * .............................              200            4,800
                                                                      ----------
Broker Services (1.14%)
  E*TRADE Group, Inc. * ......................              500            5,250
                                                                      ----------
Business Services - Miscellaneous (5.88%)
  Alternative Resources Corp.* ...............              200            7,200
  APAC Teleservices, Inc.* ...................              200            8,850
  Central Parking Corp. ......................              200            5,775
  National Processsing, Inc.* ................              300            5,138
                                                                      ----------
                                                                          26,963
                                                                      ----------
Computers (21.92%)
  Access Health, Inc.* .......................              100            5,075
  Aspect Development, Inc.* ..................              300            7,875
  Baan Co., N.V. * ...........................              100            3,187
  CBT Group PLC * American Depositary Receipt
   (Ireland) .................................              200            8,950
  CCC Information Services Group* ............              300            5,550
  CFI Proservices, Inc.* .....................              200            3,650
  Edify Corp.* ...............................              200            4,550
  Geoworks * .................................              100            2,212
  HNC Software, Inc.* ........................              300            9,225
  JDA Software Group, Inc.* ..................              200            4,050
  MDL Information Systems, Inc.* .............              300            8,438
  National TechTeam, Inc.* ...................              400            7,250
  Netscape Communications Corp.* .............              100            3,538
  Prism Solutions, Inc.* .....................              200            3,125
  Project Software & Development, Inc.* ......              200            7,575
  Transaction Systems Architects, Inc. (Class A)*           200            6,100
  Versant Object Technology Corp. * ..........              400            6,600
  Whittman - Hart, Inc. * ....................              100            3,575
                                                                      ----------
                                                                         100,525
                                                                      ----------
Electronics (2.85%)
  SRS Labs, Inc.* ............................              500            5,938
  Ultrak, Inc.* ..............................              300            7,125
                                                                      ----------
                                                                          13,063
                                                                      ----------
Finance (11.46%)
  Aames Financial Corp. ......................              100            4,887
  Checkfree Corp.* ...........................              400            6,650
  Cityscape Financial Corp.* .................              200            5,500
  First USA Paymentech, Inc.* ................              200            7,550
  IMC Mortgage Co.* ..........................              300            9,862
  Medallion Financial Corp.* .................              500            6,438
  PMT Services, Inc.* ........................              450            8,156
  RAC Financial Group, Inc.* .................              100            3,500
                                                                      ----------
                                                                          52,543
                                                                      ----------
Household (0.96%)
  Harman International Industries, Inc. ......              100            4,387
                                                                      ----------
Leisure (8.02%)
  Cinar Films, Inc. (Class B)* ...............              300            7,162
  Family Golf Centers, Inc.* .................              300            8,887
  Premier Parks, Inc.* .......................              100            2,500
  Regal Cinemas, Inc.* .......................              200            7,450
  Rio Hotel and Casino, Inc.* ................              200            3,475
  Silicon Gaming, Inc.* ......................              500            4,875
  Trump Hotels & Casino Resorts, Inc.*  ......              100            2,413
                                                                      ----------
                                                                          36,762
                                                                      ----------
Media (3.37%)
  Chancellor Corp. (Class A)* ................              100            3,750
  EZ Communications, Inc. (Class A)* .........              200            8,350
  Jacor Communications, Inc.* ................              100            3,350
                                                                      ----------
                                                                          15,450
                                                                      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

            John Hancock Funds - Institutional Series Trust -- Small
                           Capitalization Equity Fund

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
Medical (10.65%)
  Assisted Living Concepts, Inc. * ...........              300       $    5,850
  CNS, Inc.* .................................              200            3,575
  Dura Pharmaceuticals, Inc.* ................              200            6,950
  ESC Medical Systems, Ltd.* .................              150            4,069
  Myriad Genetics, Inc. * ....................              300            6,600
  NCS HealthCare, Inc.* ......................              300           10,313
  Parexel International Corp.* ...............              100            4,850
  Schein (Henry) Inc.* .......................              200            6,650
                                                                      ----------
                                                                          48,857
                                                                      ----------
Oil & Gas (1.73%)
  Benton Oil & Gas Co.* ......................              400            7,950
                                                                      ----------
Retail (7.79%)
  CompUSA, Inc.* .............................              200            8,025
  Global DirectMail Corp. * ..................              100            4,525
  North Face, Inc. (The)* ....................              200            4,900
  Papa John's International, Inc. * ..........              200            9,050
  PetSmart, Inc.* ............................              200            5,500
  Seattle Filmworks, Inc.* ...................              200            3,725
                                                                      ----------
                                                                          35,725
                                                                      ----------
Schools/Education (1.39%)
  Apollo Group, Inc. (Class A)* ..............              250            6,375
                                                                      ----------
Telecommunications (9.65%)
  Boston Communications Group, Inc.* .........              450            7,762
  Comverse Technology, Inc. * ................              200            7,050
  DSP Communications, Inc.* ..................              200           10,175
  Intermedia Communications, Inc.* ...........              300            9,300
  McLeod, Inc. (Class A)* ....................              100            2,888
  P-COM, Inc.* ...............................              100            2,475
  Tel-Save Holdings, Inc.* ...................              200            4,600
                                                                      ----------
                                                                          44,250
                                                                      ----------
Textile (3.07%)
  Mossimo, Inc. * ............................              200            9,075
  Tommy Hilfiger Corp.* ......................              100            5,013
                                                                      ----------
                                                                          14,088
                                                                      ----------
Tobacco (1.37%)
  Consolidated Cigar Holdings, Inc.* .........              200            6,300
                                                                      ----------
                            TOTAL COMMON STOCK
                                (Cost $426,919)         (100.11%)        459,113
                                                         -------      ----------

                                                           PAR VALUE
                                               INTEREST      (000'S      MARKET
ISSUER, DESCRIPTION                              RATE       OMITTED)#     VALUE
-------------------                              ----       ---------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.36%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc.
   Dated 08-30-96, due 09-03-96
   (Secured by U.S. Treasury Bonds,
   7.25% thru 12.00% due 08-15-13
   thru 08-15-22 and by U.S.
   Treasury Note, 5.25%,
   due 12-31-97) - Note A.....................   5.26%          20       $20,000
                                                                      ----------
Corporate Savings Account (0.14%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
  Current Rate 4.75% .........................                               648
                                                                      ----------
                  TOTAL SHORT-TERM INVESTMENTS              (4.50%)       20,648
                                                           -------    ----------
                             TOTAL INVESTMENTS            (104.61%)   $  479,761
                                                           =======    ==========

* Non Income Producing Security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Global Bond Fund ("Global Bond Fund"), John Hancock Multi-Sector Growth Fund ("Multi-Sector Growth Fund"), John Hancock Fundamental Value Fund ("Fundamental Value Fund"), John Hancock International Equity Fund ("International Equity Fund"), and John Hancock Small Capitalization Equity Fund ("Small Capitalization Fund"), (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. Prior to September 12, 1995, Dividend Performers Fund was known as John Hancock Berkeley Dividend Performers Fund, Active Bond Fund was known as John Hancock Berkeley Bond Fund, Global Bond Fund was known as John Hancock Berkeley Global Bond Fund, Multi-Sector Growth Fund was known as John Hancock Berkeley Sector Opportunity Fund, Fundamental Value Fund was known as John Hancock Berkeley Fundamental Value Fund and International Equity Fund was known as John Hancock Berkeley Overseas Growth Fund. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund, John Hancock Independence Medium Capitalization Fund and John Hancock Independence Value Fund. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

   The investment objective of the Dividend Performers Fund is long-term growth of capital and of income without assuming undue market risk. The investment objective of the Active Bond Fund is a high level of current income, consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable investment grade debt securities of U.S. and foreign issuers. The investment objective of the Global Bond Fund is a competitive total investment return, consisting of current income and capital appreciation. The investment objective of the Multi-Sector Growth Fund is long-term capital appreciation. The investment objective of the Fundamental Value Fund is capital appreciation with income as a secondary consideration. The investment objective of the International Equity Fund is long-term growth of capital. The investment objective of the Small Capitalization Fund is long-term growth of capital.

   Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to


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                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes. For federal income tax purposes and to the extent provided by regulations, to offset future net realized capital gains, the Fundamental Value Fund has a capital loss carryforward available of $230 expiring February 29, 2004. To the extent that such carryforwards are used by the Funds, no capital gain distribution will be made. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses for the International Equity Fund of $6,781 and net foreign currency losses for the Global Bond Fund of $1,367 attributable to security transactions occurring after October 31, 1995 are treated as arising on the first day (March 1, 1996) of the Funds next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds.

   In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency

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                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

   Open foreign currency forward sell contracts at August 31, 1996 for Global Bond Fund were as follows:

                              PRINCIPAL AMOUNT       EXPIRATION     UNREALIZED
CURRENCY:                   COVERED BY CONTRACT        MONTH       DEPRECIATION
---------                   -------------------        -----       ------------
FRENCH FRANC                      207,427             SEPT 96         ($657)
                                                                       ====

   Open foreign currency forward buy contracts at August 31, 1996 for Global Bond Fund and International Equity Fund were as follows:

                              PRINCIPAL AMOUNT       EXPIRATION     UNREALIZED
CURRENCY:                   COVERED BY CONTRACT        MONTH       DEPRECIATION
---------                   -------------------        -----       ------------
GLOBAL BOND FUND
  JAPANESE YEN                  16,804,552            SEPT 96        ($1,021)
INTERNATIONAL EQUITY FUND
  SIGNAPORE DOLLAR                  54,460            SEPT 96        ($   28)
                                                                      ======

   There were no open forward currency exchange contracts at August 31, 1996 for all other Funds.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Funds may use option contracts to manage its exposure to the stock market and currency interest rates. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended August 31, 1996 for all Funds.

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================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

        FUND                                 RATE
        ----                                 ----
Dividend Performers Fund   .60% of average daily net assets up to $500 million
                           .55% of such assets in excess of $500 million

Active Bond Fund           .50% of average daily net assets up to $1.5 billion
                           .45% of such assets in excess of $1.5 billion

Global Bond Fund           .75% of average daily net assets up to $250 million
                           .70% of such assets in excess of $250 million

Multi-Sector Growth Fund   .80% of average daily net assets up to $500 million
                           .75% of such assets in excess of $500 million

Fundamental Value Fund     .70% of average daily net assets up to $500 million
                           .65% of such assets in excess of $500 million

International Equity Fund  .90% of average daily net assets up to $500 million
                          (.95% prior to September 12, 1995)
                           .65% of such assets in excess of $500 million

Small Capitalization Fund  .80% of average daily net assets

   In the event normal operating expenses of the Funds, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Funds are registered to sell shares of beneficial interest, the fees payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net assets, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   Prior to September 12, 1995, the Adviser agreed to limit the Funds expenses, including the management fee, to the extent required to prevent expenses from exceeding: 0.80% of Dividend Performers Fund's average daily net assets, 0.70% of Active Bond Fund's average daily net assets, 1.10% of Global Bond Fund's average daily net assets, 1.00% of Multi-Sector Growth Fund's average daily net assets, 0.95% of Fundamental Value Fund's average daily net assets and 1.15% of International Equity Fund's average daily net assets.

   Effective September 12, 1995, the Adviser agreed to limit the Funds expenses further to the extent required to prevent expenses from exceeding: 0.70% of Dividend Performers Fund's average daily net assets, 0.60% of Active Bond Fund's average daily net assets, 0.85% of Global Bond Fund's average daily net assets, 0.90% of Multi-Sector Growth Fund's average daily net assets, 0.80% of Fundamental Value Fund's average daily net assets, 1.00% of International Equity Fund's average daily net assets, and .90% of Small Capitalization Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the period ended August 31, 1996, the reduction in the Fund's expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $28,580 for Dividend Performers Fund, $31,604 for Active Bond Fund, $32,698 for Global Bond Fund, $41,098 for Multi-Sector Growth Fund, $26,889 for Fundamental Value Fund, $32,307 for International Equity Fund, and $26,949 for the Small Capitalization Fund.

   Sovereign Asset Management Corp. ("SAMCorp"), serves as subadviser to Dividend Performers Fund pursuant to a subadvisory agreement with that Fund and the Adviser. SAMCorp was organized in 1992 and is an indirect wholly-owned subsidiary of the John Hancock Mutual Life Insurance Company. The Adviser pays SAMCorp a monthly management fee, equivalent on an annual basis, to the sum of
(a) 20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) 55% of the advisory fee payable on the Fund's assets exceeding $100 million.

   Until September 10, 1996, NM Capital Management, Inc. ("NM Capital"), served as subadviser to Fundamental Value Fund pursuant to a subadvisory agreement with that Fund and the Adviser. NM Capital was organized in 1977 and is an indirect wholly-owned subsidiary of the John Hancock Mutual Life Insurance Company. The Adviser paid NM Capital a monthly management fee, equivalent on an annual basis, to the sum of (a) 20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) 55% of the advisory fee payable on the Fund's assets exceeding $100 million.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

   John Hancock Advisers International, Ltd. serves as subadviser to International Equity Fund pursuant to a subadvisory agreement with that Fund and the Adviser. Formed in 1987, it is a wholly-owned subsidiary of the Adviser. The Adviser pays John Hancock Advisers International, Ltd. a monthly management fee, equivalent on an annual basis, to the sum of (a) 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) 90% of the advisory fee payable on the Fund's assets exceeding $500 million.

   The Funds are not responsible for payment of these subadvisory fees.

   The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended August 31, 1996, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

   The Funds have a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Each fund pays Investor Services an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

   On March 26, 1996, the Board of Trustees approved retroactively to January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, Mr. Richard S. Scipione and Mr. Thomas W.L. Cameron are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Fund. The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned 1,289,295 shares of beneficial interest of Multi-Sector Growth Fund, 11,768 shares of beneficial interest of the Small Capitalization Fund, and 94,118 shares of beneficial interest of the Global Bond Fund as of August 31, 1996. The compensation of unaffiliated Trustees is borne by the Funds.

NOTE C --
INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended August 31, 1996 were as follows:

                                                    PURCHASES            SALES
                                                    ---------            -----
Dividend Performers Fund
  U.S. Government Securities .............        $   203,125               --
  Other Investments ......................          1,160,585        $   287,048
Active Bond Fund
  U.S. Government Securities .............            313,653            143,340
  Other Investments ......................            310,779            199,403
Global Bond Fund
  U.S. Government Securities .............            535,008            209,174
  Other Investments ......................          1,013,601            542,056
Multi-Sector Growth Fund .................         23,257,523         16,686,390
Fundamental Value Fund ...................          1,202,702          1,441,750
International Equity Fund ................            947,226            705,118
Small Capitalization Fund ................            482,353             50,431

   At August 31, 1996, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                             NET UNREALIZED

                       AGGREGATE GROSS UNREALIZED GROSS UNREALIZED APPRECIATION/
                           COST     APPRECIATION    DEPRECIATION  (DEPRECIATION)
                           ----     ------------    ------------  --------------
Dividend Performers
  Fund ............... $ 4,349,127   $   543,916   ($   17,200)     $   526,716
Active Bond Fund .....   1,291,631         1,131       (25,385)         (24,254)
Global Bond Fund .....   1,006,460        11,125       (14,601)          (3,476)
Multi-Sector Growth
  Fund ...............  16,305,761     2,268,230      (140,488)       2,127,742
Fundamental Value
  Fund ...............   5,817,542       283,999      (326,182)         (42,183)
International Equity
  Fund ...............   3,129,068       234,914      (157,822)          77,092
Small Capitalization
  Fund ...............     446,919        50,458       (18,263)          32,195

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                 John Hancock Funds - Institutional Series Trust

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in Dividend Performers Fund as of August 31, 1996.
--------------------------------------------------------------------------------

                                                                  PERCENT OF
COMPANY                                                      DIVIDEND INCREASE
-------                                                      -----------------
Abbott Laboratories ............................................    10.05%
AFLAC ..........................................................    13.0
Air Products ...................................................     6.1
Albertson's ....................................................    18.2
Alco Standard ..................................................     7.7
ALLTEL Corp. ...................................................     8.3
American Home Products .........................................     2.7
American International Group ...................................    10.8
AMP, Inc. ......................................................     9.5
Archer Daniels Midland .........................................   110.1
Automatic Data Processing, Inc. ................................    14.3
BankOne ........................................................     9.7
Bemis, Inc. ....................................................    18.5
Campbell's .....................................................    11.3
Central and SouthWest ..........................................     1.2
Chubb ..........................................................     6.5
Corning, Inc. ..................................................     5.9
CPCInternational ...............................................     5.6
CSX Corp. ......................................................    18.1
E.I. DuPont De Nemours & Co., Inc. .............................    10.6
Emerson Electric ...............................................    14.0
Exxon ..........................................................     4.2
Federal Signal Corp. ...........................................    19.0
First Tennessee National Corp. .................................    12.8
Florida Progress Corp. .........................................     2.0
Frontier Corp. .................................................     2.4
Gannett ........................................................     2.9
General Electric ...............................................    12.2
General Motors, CI E ...........................................     8.3
Heinz ..........................................................    10.4
Interpublic Group ..............................................    10.7
Johnson & Johnson ..............................................    13.8
KeyCorp ........................................................    12.5
Kimberly Clark .................................................     3.0
Leggett & Platt ................................................    11.1
Lowe's Department Stores .......................................    11.1
May Department Stores ..........................................     9.6
McDonald's .....................................................    12.5
Merck ..........................................................    13.3
National Fuel & Gas ............................................     2.5
Nationsbank ....................................................    16.0
Pep Boys (The) .................................................    11.8
PepsiCo ........................................................    11.1
Pfizer, Inc. ...................................................    10.6
Phillip Morris .................................................    21.2
PPG Industries .................................................     3.4
Procter & Gamble ...............................................    14.3
Providian ......................................................    11.1
Questar ........................................................     3.5
Reliastar Financial ............................................    11.1
RockwellInternational ..........................................     7.4
RPM, Inc. ......................................................     7.1
Sara Lee .......................................................    11.8
SBC Communications .............................................     4.4
Sigma Aldrich ..................................................    22.2
Sonoco Products ................................................    12.5
Sysco ..........................................................    18.2
Union Electric .................................................     2.5
W. W. Grainger .................................................    15.0
Wal-Mart .......................................................    17.6
Wisconsin Energy Corp. .........................................     4.3
Worthington Ind ................................................    10.0
                                                                   ------
The average dividend increase for this group was ...............    11.84%
                                                                   ======


Historical Data (Unaudited)

The table below shows the record of the Dividend Performers Fund during past periods.
--------------------------------------------------------------------------------

                                PER SHARE
  YEAR      ----------------------------------------------------
 ENDED        SHARES      DIVIDENDS    NET ASSET  CAPITAL GAINS
FEB. 29     OUTSTANDING  FROM INCOME      VALUE   DISTRIBUTION
-------     -----------  -----------      -----   -------------
1996(1)      326,898       $0.19         $10.15     $0.074
1996(2)      465,190        0.07          10.49       --

(1) For the period March 30, 1995 (commencement of operations) to February 29, 1996
(2) Six months ended August 31, 1996.

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                             ADDITIONAL INFORMATION

                John Hancock Funds - Institutional Series Trust

SHAREHOLDER MEETINGS

On June 26, 1996, a special meeting of John Hancock Dividend Performers Fund, John Hancock Active Bond Fund, John Hancock Global Bond Fund, John Hancock Multi-Sector Growth Fund, John Hancock Fundamental Value Fund, John Hancock International Equity Fund (collectively, the "Funds") was held.

   The shareholders elected the following trustees with the votes on a trust-wide basis as indicated:

                                                 WITHHELD
                                      FOR       AUTHORITY
                                      ---       ---------
Edward J. Boudreau, Jr........... 2,142,157            0
Thomas W.L. Cameron.............. 2,142,157            0
James F. Carlin.................. 2,142,157            0
William H. Cunningham............ 2,142,157            0
Charles F. Fretz................. 2,142,157            0
Harold R. Hiser, Jr.............. 2,142,157            0
Anne C. Hodsdon.................. 2,142,157            0
Charles L. Ladner................ 2,142,157            0
Leo E. Linbeck, Jr............... 2,142,157            0
Patricia P. McCarter............. 2,142,157            0
Steven R. Pruchansky............. 2,142,157            0
Richard S. Scipione.............. 2,142,157            0
Norman H. Smith.................. 2,142,157            0
John P. Toolan................... 2,142,157            0

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--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or
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                                                                      KB0SA 8/96
                                                                           10/96